Exhibit 99.1



                 Charter Municipal Mortgage Acceptance Company
                               Second Quarter 2001
                          Supplemental Analyst Package

[Graphic Omitted] CHARTER/MAC
                   MUNICIPAL MORTGAGE

[Graphic Omitted] CHARTER/MAC
                   MUNICIPAL MORTGAGE


Charter Municipal Mortgage Acceptance Company
625 Madison Avenue
New York, NY  10022
Phone:  212-558-1765
Fax:  212-751-3550
Web Site:  www.chartermac.com
AMEX Symbol:  CHC

Investor Contacts:
 Michael I. Wirth
 Chief Financial Officer
 212-588-2095

 Brenda Abuaf
 Director of Investor Relations
 800-831-4826




Certain items in this document may constitute forward-looking statements within the meaning of the Private Litigation Reform Act of 1995 and as such may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performances or achievements of CharterMac to be materially different from any future results, performances or achievements expressed or implied by such forward-looking statements. Such forward-looking statements speak only as of the date of this document. CharterMac expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in CharterMac's expectations with regard thereto or change in events, conditions or circumstances on which any such statement is based.



Second Quarter 2001
Supplemental Analyst Package


Table of Contents

At a Glance                                                                   3

Financial Highlights                                                          4

Consolidated Balance Sheets - Five Quarters ended June 30, 2001               5

Consolidated Statements of Income - Five Quarters
  ended June 30, 2001                                                         6

Cash Available for Distribution (CAD) Calculation,
  including Net Income to CAD Reconciliation                                  7

Capitalization                                                                8

Revenue Bond Portfolio                                                        9

Revenue Bond Portfolio Statistical Analysis                                  13

Acquisition Activity                                                         15

Disposition Activity                                                         16

Construction and Rehabilitation Revenue Bond Performance                     17

Reporting Definitions                                                        19

--------------------------------------------------------------------------------

[Graphic Omitted]



CharterMac provides superior total returns to investors by consistently increasing Cash Available for Distribution and thus dividends (substantially all of which are tax-exempt) and capital appreciation from increased share price.




--------------------------------------------------------------------------------
                             INVESTMENT PERFORMANCE
--------------------------------------------------------------------------------


     Closing Share Price (6/29/01)                             $15.95

     Range for quarter                                $14.31 - $15.95

     Current Dividend                             $1.100 (annualized)

     Dividend Yield                                              6.9%

     Tax Adjusted Dividend Yield                                11.1%

     Quarter's CAD Payout Ratio                                 88.9%



--------------------------------------------------------------------------------
                                NATIONAL PRESENCE
                  Geographic Distribution (based on par value)
--------------------------------------------------------------------------------



                               [PIE CHART OMITTED]



     Central 34%

     East 42%

     West 24%



--------------------------------------------------------------------------------
                              PORTFOLIO COMPOSITION
                               (Based on Par Value)
--------------------------------------------------------------------------------



                               [PIE CHART OMITTED]



     Lease-Up 9.7%

     Stabilized 56.2%

     New Construction 25.5%

     Rehab 8.5%



--------------------------------------------------------------------------------



CharterMac is principally engaged in the acquisition and ownership of tax-exempt multifamily housing revenue bonds and other investments that produce primarily tax-exempt income issued by various state or local governments, agencies or authorities.



--------------------------------------------------------------------------------
                               ACQUISITIONS VOLUME
                             (Face Value; $million)
--------------------------------------------------------------------------------



                                        $300
                                        ____
                                       |    |
                             $196      |    |
                             ____      |    |
                            |    |     |    |
                  $118      |    |     |    |
                  ____      |    |     |    |
                 |    |     |    |     |    |
                 |    |     |    |     |    |      $87
                 |    |     |    |     |    |      ____
                 |    |     |    |     |    |     |    |
                 |    |     |    |     |    |     |    |
             |-----------|----------|----------|----------|
                  1998       1999       2000     YTD 2001

--------------------------------------------------------------------------------
                             2ND QUARTER COMPARATIVE
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                    $17,491.0
                                                         |
                $0.3095                                  |
                   |              $7,202.9               |
                   |                  |                  |
                   |                  |       $13,451.8  |
                   |                  |           |      |
                   |                  |           |      |
          $0.2953  |       $5,920.8   |           |      |
            |      |           |      |           |      |
            |      |           |      |           |      |
            |      |           |      |           |      |
            |      |           |      |           |      |
            |      |           |      |           |      |

           2000   2001        2000   2001        2000   2001

          4.8% increase    21.7% increase     30.0% increase
             in CAD        in Net Income to     in Revenues
        per diluted share   shareholders         (000's)
                               (000's)

                    Comparison to same quarter of prior year

--------------------------------------------------------------------------------
                                CAPITAL STRUCTURE
--------------------------------------------------------------------------------



        Total Market
          Capitalization                            $1,042.2 million

        Common & CRA Shares
          Outstanding (diluted)                         33.0 million

        Equity Market
          Capitalization                              $694.8 million

        Securitized Debt                              $347.5 million

        Preferred Equity                              $169.0 million

        % of total capitalization
          at a Fixed Rate                                      81.1%



--------------------------------------------------------------------------------

[Graphic Omitted]
CHARTER/MAC                                                                                                      Second Quarter 2001
MUNICIPAL MORTGAGE                                                                                      Supplemental Analyst Package

                                                        Financial Highlights
                                                             (unaudited)

                                                                                               Quarters Ended June 30,
                                                                                ----------------------------------------------------
                                                                                          2001                         2000
                                                                                -------------------------     ----------------------
Operating Data
Revenues                                                                          $            17,490,964      $          13,451,835
Net Income                                                                                      8,142,039                  6,622,068
Net Income Available to Common and CRA Shareholders                                             7,202,871                  5,920,837
CAD to Common and CRA Shareholders                                                              9,180,372                  6,405,355
Per Share data:
  Net Income per diluted Share                                                    $                0.2428      $              0.2729
  CAD per diluted Share                                                                            0.3095                     0.2953
  Dividends per Common and CRA Share                                                               0.2750                     0.2650
Weighted Average diluted Common and CRA Shares                                                 29,664,418                 21,694,617

Ratios
Interest Expense, Fees and Minority Interest Coverage                                                2.8x                       2.5x
Fixed Charge Coverage                                                                                2.1x                       2.1x
CAD Payout Ratio (per share basis)                                                                  88.9%                      89.8%


                                                                                             Years Ended December 31,
                                                                                ----------------------------------------------------
                                                                                         2000                        1999
                                                                                -------------------------     ----------------------


Operating Data
Revenues                                                                          $            59,090,561      $          40,437,190
Net Income                                                                                     30,091,056                 23,181,818
Net Income Available to Common and CRA Shareholders                                            27,074,115                 20,951,366
CAD to Common and CRA Shareholders                                                             28,202,569                 24,551,572
Per Share data:
  Net Income per diluted Share                                                    $                1.2222      $              1.0180
  CAD per diluted Share                                                                            1.2731                     1.1929
  Dividends per Common and CRA Share                                                               1.0700                     0.9950
Weighted Average diluted Common and CRA Shares                                                 22,152,239                 20,580,756

Ratios
Interest Expense, Fees and Minority Interest Coverage                                                2.8x                       3.6x
Fixed Charge Coverage                                                                                2.2x                       3.0x
CAD Payout Ratio (per share basis)                                                                  84.0%                      83.4%




                                                            June 30,                    March 31,                 December 31,
                                                              2001                        2001                        2000
                                                      -----------------------     -----------------------     ----------------------
Capitalization
Total Debt & Minority Interest                          $        347,494,438        $        376,507,980       $        385,026,031
Preferred Equity                                                 169,000,000                 169,000,000                169,000,000
Market Equity                                                    525,755,129                 385,171,878                339,875,276
                                                      -----------------------     -----------------------     ----------------------
  Total Capitalization                                  $      1,042,249,567        $        930,679,858       $        893,901,307
                                                      =======================     =======================     ======================

Total Debt to Total Assets                                             34.1%                       41.1%                      41.6%
Total Debt to Total Market Capitalization                              33.3%                       40.5%                      43.1%
Total Common and CRA Shares  Outstanding                          32,962,704                  25,290,340                 25,288,339
Share Price at period-end                               $              15.95        $              15.23       $              13.44

See Reporting Definitions for additional guidance



                                                           September 30,                  June 30,
                                                               2000                        2000
                                                      -----------------------     -----------------------
Capitalization
Total Debt & Minority Interest                          $        330,698,630      $         330,719,580
Preferred Equity                                                 169,000,000                 90,000,000
Market Equity                                                    311,796,059                277,383,597
                                                      -----------------------     ----------------------
  Total Capitalization                                  $        811,494,689      $         698,103,177
                                                      =======================     ======================

Total Debt to Total Assets                                             39.4%                      43.4%
Total Debt to Total Market Capitalization                              40.8%                      47.4%
Total Common and CRA Shares  Outstanding                          22,528,617                 22,528,617
Share Price at period-end                               $              13.84      $               12.31

See Reporting Definitions for additional guidance



                                                               Page 4

[Graphic Omitted]
CHARTER/MAC                                                                                                     Second Quarter 2001
MUNICIPAL MORTGAGE                                                                                      Supplemental Analyst Package


                                                 Consolidated Balance Sheets
                                                         (unaudited)

                                                             June 30,                March 31,            December 31,
                                                               2001                    2001                  2000
                                                        -------------------    -------------------    -------------------
Assets
  Revenue bonds portfolio                                $      935,984,000     $      841,367,698     $      845,405,056
  Cash, cash equivalents and temporary investments               39,363,348             30,759,312             36,116,481
  Promissory notes receivable                                    10,335,701             10,410,934              9,909,933
  Other assets                                                   33,956,057             33,037,699             33,804,395

                                                        -------------------    -------------------    -------------------
  Total Assets                                           $    1,019,639,106     $      915,575,643     $      925,235,865
                                                        ===================    ===================    ===================

Liabilities and Shareholders' Equity

Liabilities
  Secured borrowings                                     $       72,494,438     $      101,507,980     $      110,026,031
  Interest rate swaps                                             1,047,070                    -                      -
  Accounts payable and accrued expenses                           4,704,656              5,854,059              4,434,065
  Distributions payable to preferred shareholders                 3,479,274              3,673,874              3,519,875
  Distributions payable to shareholders                           8,547,080              6,242,587              6,242,046

                                                        -------------------    -------------------    -------------------
  Total Liabilities                                              90,272,518            117,278,500            124,222,017
                                                        -------------------    -------------------    -------------------

  Minority interest in subsidiary                               275,000,000            275,000,000            275,000,000
                                                        -------------------    -------------------    -------------------

  Preferred shares of subsidiary                                169,000,000            169,000,000            169,000,000
                                                        -------------------    -------------------    -------------------


Shareholders' Equity
  Beneficial owners' equity - Convertible CRA
   preferred shareholders                                        25,616,658             34,400,652             34,397,168
  Beneficial owner's equity - manager                               865,184                792,425                715,342
  Beneficial owners' equity - common shareholders               459,259,107            345,508,072            344,870,761
  Treasury shares                                                  (103,359)              (103,359)              (103,359)
  Accumulated other comprehensive income                           (271,002)           (26,300,647)           (22,866,064)

                                                        -------------------    -------------------    -------------------
  Total Shareholders' Equity                                    485,366,588            354,297,143            357,013,848

                                                        -------------------    -------------------    -------------------
  Total Liabilities and Shareholders' Equity             $    1,019,639,106     $      915,575,643     $      925,235,865
                                                        ===================    ===================    ===================



                                                           September 30,            June 30,
                                                               2000                   2000
                                                        -------------------    -------------------
Assets
  Revenue bonds portfolio                                $      738,133,055     $      654,418,000
  Cash, cash equivalents and temporary investments               63,596,521             75,449,076
  Promissory notes receivable                                    10,180,079             10,030,231
  Other assets                                                   27,208,207             22,332,033

                                                        -------------------    -------------------
  Total Assets                                           $      839,117,862     $      762,229,340
                                                        ===================    ===================

Liabilities and Shareholders' Equity

Liabilities
  Secured borrowings                                     $       80,698,630     $       80,719,580
  Interest rate swaps                                                   -                      -
  Accounts payable and accrued expenses                           4,426,344              4,259,776
  Distributions payable to preferred shareholders                 3,166,771              1,785,305
  Distributions payable to shareholders                           5,454,396              5,454,396

                                                        -------------------    -------------------
  Total Liabilities                                              93,746,141             92,219,057
                                                        -------------------    -------------------

  Minority interest in subsidiary                               250,000,000            250,000,000
                                                        -------------------    -------------------

  Preferred shares of subsidiary                                169,000,000             90,000,000
                                                        -------------------    -------------------


Shareholders' Equity
  Beneficial owners' equity - Convertible CRA
   preferred shareholders                                        25,838,003             25,580,217
  Beneficial owner's equity - manager                               626,545                561,435
  Beneficial owners' equity - common shareholders               313,874,559            313,748,296
  Treasury shares                                                  (103,359)              (103,359)
  Accumulated other comprehensive income                        (13,864,027)            (9,776,306)

                                                        -------------------    -------------------
  Total Shareholders' Equity                                    326,371,721            330,010,283

                                                        -------------------    -------------------
  Total Liabilities and Shareholders' Equity             $      839,117,862     $      762,229,340
                                                        ===================    ===================



                                                               Page 5

[Graphic Omitted]
CHARTER/MAC                                                                                                      Second Quarter 2001
MUNICIPAL MORTGAGE                                                                                      Supplemental Analyst Package

                                              Consolidated Statements of Income
                                                         (unaudited)

                                                                June 30,               March 31,           December 31,
                                                                  2001                   2001                    2000
                                                        ---------------------    --------------------     --------------------
Revenue
  Interest Income:
   Revenue bonds                                         $         16,360,699     $        16,340,627      $        17,420,561
   Temporary investments                                              390,899                 224,578                  394,089
   Promissory notes                                                   232,834                 256,934                  252,200
   Other income                                                       506,532                       -                        -

                                                        ---------------------    --------------------     --------------------
  Total Revenues                                                   17,490,964              16,822,139               18,066,850
                                                        ---------------------    --------------------     --------------------

  Expenses
    Interest expense                                                1,476,669               1,273,373                1,240,357
    Recurring fees related to the TOP                                 569,702                 564,573                  622,015
    Loan servicing and management fees                                595,453                 541,886                  522,481
    General and administrative                                        729,772                 742,279                  562,787
    Amortization                                                      202,545                 198,574                  200,809
    Loss (Gain) on impairment of assets                               400,000                       -                        -
    Loss (Gain) on bond repayments                                          -                (136,864)                (645,151)

                                                        ---------------------    --------------------     --------------------
    Total Expenses                                                  3,974,141               3,183,821                2,503,298
                                                        ---------------------    --------------------     --------------------

    Income before minority interests                               13,516,823              13,638,318               15,563,552
                                                        ---------------------    --------------------     --------------------

    Income allocated to preferred shareholders                     (2,961,625)             (2,961,625)              (2,961,625)
    Minority interest in income of subsidiary                      (2,413,159)             (2,140,485)              (2,920,560)
                                                        ---------------------    --------------------     --------------------

                                                        ---------------------    --------------------     --------------------
    Net Income                                                      8,142,039     $         8,536,208      $         9,681,367
                                                        =====================    ====================     ====================

Allocation of Net Income to:
  Distributions to Manager                               $           (939,168)    $          (904,738)     $          (890,083)
                                                        ---------------------    --------------------     --------------------
  Shareholders:
   Common shareholders                                   $          6,548,069     $         6,849,905      $         8,083,604
   CRA convertible preferred shareholders                             654,802                 781,565                  707,680
                                                        ---------------------    --------------------     --------------------
  Total for Shareholders                                 $          7,202,871     $         7,631,470      $         8,791,284
                                                        =====================    ====================     ====================

                                                        ---------------------    --------------------     --------------------
Net income per common and CRA shares - basic             $               0.24     $              0.30      $              0.37
                                                        =====================    ====================     ====================

                                                        ---------------------    --------------------     --------------------
Net income per common and CRA shares - diluted           $               0.24     $              0.30      $              0.37
                                                        =====================    ====================     ====================



                                                             September 30,             June 30,
                                                                 2000                     2000
                                                        ---------------------    --------------------
Revenue
  Interest Income:
   Revenue bonds                                          $        14,392,775     $        12,554,464
   Temporary investments                                              861,495                 656,738
   Promissory notes                                                   266,637                 240,633
   Other income                                                             -                       -

                                                        ---------------------    --------------------
  Total Revenues                                                   15,520,907              13,451,835
                                                        ---------------------    --------------------

  Expenses
    Interest expense                                                  998,044               1,063,484
    Recurring fees related to the TOP                                 619,086                 529,478
    Loan servicing and management fees                                468,980                 429,305
    General and administrative                                        684,689                 472,187
    Amortization                                                      139,650                 126,230
    Loss (Gain) on impairment of assets                                     -                       -
    Loss (Gain) on bond repayments                                          -                       -
                                                        ---------------------    --------------------
    Total Expenses                                                  2,910,449               2,620,684
                                                        ---------------------    --------------------

                                                                   12,610,458              10,831,151
    Income before minority interests                      ---------------------  --------------------

    Income allocated to preferred shareholders                     (2,651,081)             (1,490,625)
    Minority interest in income of subsidiary                      (2,742,145)             (2,718,458)
                                                        ---------------------    --------------------

                                                        ---------------------    --------------------
    Net Income                                           $          7,217,232     $         6,622,068
                                                        =====================    ====================
Allocation of Net Income to:

  Distributions to Manager                               $           (771,115)    $          (701,231)
                                                        ---------------------    --------------------
  Shareholders:
   Common shareholders                                   $          5,889,308     $         5,626,157
   CRA convertible preferred shareholders                             556,809                 294,680
                                                        ---------------------    --------------------
  Total for Shareholders                                 $          6,446,117     $         5,920,837
                                                        =====================    ====================

                                                        ---------------------    --------------------
Net income per common and CRA shares - basic             $               0.29     $              0.27
                                                        =====================    ====================

                                                        ---------------------    --------------------
Net income per common and CRA shares - diluted           $               0.29     $              0.27
                                                        =====================    ====================



                                                               Page 6

[Graphic Omitted]
CHARTER/MAC                                                                                                      Second Quarter 2001
MUNICIPAL MORTGAGE                                                                                      Supplemental Analyst Package

                                 Calculation of Cash Available for Distribution (CAD)
                                                      (unaudited)

                                                                   Quarters Ended June 30,              Years Ended December 31,
                                                                ------------------------------      ------------------------------
                                                                    2001              2000              2000              1999
                                                                ------------      ------------      ------------      ------------
Sources of Cash
  Interest Income:
    Revenue bonds                                               $ 16,360,699      $ 12,554,464      $ 55,708,904      $ 38,444,530
    Temporary investments                                            390,899           656,738         2,379,976         1,289,669
    Promissory notes                                                 232,834           240,633         1,001,681           702,991
    Other income                                                     506,532               -
    Net amortization (accretion) included in income                1,302,200           257,359           922,741           684,360
                                                                ------------      ------------      ------------      ------------
Total Sources of Cash                                           $ 18,793,164      $ 13,709,194      $ 60,013,302      $ 41,121,550
                                                                ------------      ------------      ------------      ------------

Uses of Cash
    Total expenses                                                 3,974,141         2,620,684        10,331,085         8,638,733

    Minority interest in subsidiary                                2,413,159         2,718,458        10,074,464         5,602,264
    Income allocated to preferred shareholders                     2,961,625         1,490,625         8,593,956         3,014,375
Less:
    Amortization included in expenses                               (202,545)         (132,280)         (577,388)         (382,027)
    Loss on impairment of assets                                    (400,000)              -                 -          (1,859,042)
    (Loss) gain on repayment of bonds                                    -             (35,073)          645,151          (463,147)
                                                                ------------      ------------      ------------------------------
Total Uses of Cash                                              $  8,746,380      $  6,662,414      $ 29,067,268      $ 14,551,156
                                                                ------------      ------------      ------------------------------

Cash Available for Distribution (CAD)                           $ 10,046,784      $  7,046,780      $ 30,946,034      $ 26,570,394

Less:  Distributions to Manager                                     (866,412)         (641,425)       (2,743,465)       (2,018,822)

                                                                ------------      ------------      ------------------------------
CAD to Common and CRA shareholders                              $  9,180,372      $  6,405,355      $ 28,202,569      $ 24,551,572
                                                                ============      ============      ==============================

Distributions to Common and CRA shareholders                    $  9,064,747      $  5,454,406      $ 24,559,280      $ 20,478,101
                                                                ==================================================================

Weighted Average Common and CRA Shares - basic                    29,607,203        20,582,617        22,140,576        20,580,756
Weighted Average Common and CRA Shares - diluted                  29,664,418        21,694,617        22,152,239        20,580,756

CAD per share - basic                                           $     0.3101      $     0.3112      $     1.2738      $     1.1929
                                                                ============      ============      ============      ============
CAD per share - diluted                                         $     0.3095      $     0.2953      $     1.2731      $     1.1929
                                                                ============      ============      ============      ============

CAD Payout Ratio (per share basis)                                      88.9%             89.8%             84.0%             83.4%




                                Reconciliation of Net Income to Cash Available for Distribution (CAD)
                                                             (unaudited)

                                                                   Quarters Ended June 30,              Years Ended December 31,
                                                                ------------------------------      ------------------------------
                                                                    2001              2000              2000              1999
                                                                ------------      ------------      ------------      ------------
Net Income allocated to shareholders                            $  7,202,871       $ 5,920,837      $ 27,074,115      $ 20,951,366

  Amortization included in income                                  1,302,200           298,482           922,741           684,360
  Amortization expense                                               202,545           126,230           577,388           382,027
  Loss on impairment of bonds                                        400,000               -                 -           1,859,042
  Loss (gain) on repayment of revenue bonds                              -                 -            (645,151)          463,147
  Net income allocated to Manager                                     72,756            59,806           273,476           211,630
                                                                ------------       -----------      -------------     ------------
CAD to Common and CRA shareholders                              $  9,180,372       $ 6,405,355      $ 28,202,569      $ 24,551,572
                                                                ============       ===========      =============     ============


----------
       See Reporting Definitions for additional guidance


                                                               Page 7

[Graphic Omitted]
CHARTER/MAC                                                                                                      Second Quarter 2001
MUNICIPAL MORTGAGE                                                                                      Supplemental Analyst Package

                                                  Capitalization as of Quarter End
                                                             (unaudited)

------------------------------------------------------------------------------------------------------------------------
Debt
------------------------------------------------------------------------------------------------------------------------
                                               Weighted                 Percentage  Percentage of
                                            Average Annual Outstanding      of      Total Market
   Description                   Program    Interest Rate    Balance    Total Debt Capitalization
-------------------------------------------------------------------------------------------------
Secured Borrowings                  PFloats    4.26%     $ 72,494,438       20.9%       7.0%
Minority Interest in Subsidiary     TOPs       4.34%      275,000,000       79.1%      26.4%
                                               ---------------------------------------------
Total / Weighted Average                       4.32%     $347,494,438      100.0%      33.3%
                                               =============================================

------------------------------------------------------------------------------------------------------------------------
Cumulative Preferred Stock
------------------------------------------------------------------------------------------------------------------------
                                                          Mandatory     Liquidation    Percentage of
                        Issuance   Dividend   Mandatory   Repurchase    Preference     Total Market
        Description       Date       Rate    Tender Date     Date       (Total Par)    Capitalization
-----------------------------------------------------------------------------------------------------
Series A                06/29/1999   6.625%  06/30/2009   06/30/1949   $ 90,000,000      8.6%
Series A-1              07/21/2000   7.100%  06/30/2009   06/30/1949     24,000,000      2.3%
Series B                07/21/2000   7.600%  11/30/2010   11/30/1950     55,000,000      5.3%
                                     ------                            ----------------------
   Total / Weighted Average          7.010%                            $169,000,000     16.2%
                                     ======                            ======================

------------------------------------------------------------------------------------------------------------------------
CRA Convertible Preferred Stock
------------------------------------------------------------------------------------------------------------------------
                                                   Market
                                                   Price  Transaction
                        Transaction   Number of     per      Share      Conversion   Conversion
  Description               Date       Shares      Share     Price        Price        Ratio
-----------------------------------------------------------------------------------------------
Initial Issuance        05/10/2000    1,946,000    $11.88   $14.13        $15.33       92.17%
4Q 2000 Issuance        12/14/2000      644,000    $13.00   $14.13        $14.60       96.78%
2Q 2001 Redemption      05/24/2000     (707,636)   $14.64   $12.70          n/a         n/a
                                      ----------
   Total                              1,882,364
                                      ==========

------------------------------------------------------------------------------------------------------------------------
Common and CRA Market Equity
------------------------------------------------------------------------------------------------------------------------
                                                                         Percentage of   Percentage of
                                     Shares                               Common and     Total Market
      Description                 Outstanding  Quarter End  Market Value  CRA Shares    Capitalization
-------------------------------------------------------------------------------------------------------
CRA Convertible Preferred Stock    1,882,364   $   15.95     30,023,706        5.7%          2.9%
Common Stock                      31,080,340   $   15.95    495,731,423       94.3%         47.6%
                                  ----------                -------------------------------------
   Total / Weighted Average       32,962,704                525,755,129      100.0%         50.4%
                                  ==========                =====================================

------------------------------------------------------------------------------------------------------------------------
Total Market Capitalization
------------------------------------------------------------------------------------------------------------------------
                                                 Balance     % of Total
                                             --------------------------
Equity (Common & Preferred)                  $  694,755,129      66.7%
Debt                                            347,494,438      33.3%
                                             -------------------------
   Total Market Capitalization               $1,042,249,567     100.0%
                                             =========================

------------------------------------------------------------------------------------------------------------------------
Effective Fixed Rate vs. Floating Rate Funding Exposure
------------------------------------------------------------------------------------------------------------------------
                                Before Interest Rate Swaps                   After Interest Rate Swaps
                                --------------------------                   -------------------------
                                Floating                      Interest        Floating
                                  Rate         Fixed Rate      Swaps            Rate        Fixed Rate         Total
                               -----------------------------------------------------------------------------------------
Floating Rate Debt             347,494,438            -      (150,000,000)   197,494,438                     197,494,438
Floating to Fixed Rate Swaps                                  150,000,000                   150,000,000      150,000,000
Preferred Equity                       -      169,000,000                            -      169,000,000      169,000,000
Common and CRA Equity                  -      525,755,129                            -      525,755,129      525,755,129
                               --------------------------                    -------------------------------------------
Total Funding Sources          347,494,438    694,755,129                    197,494,438    844,755,129    1,042,249,567
                               ==========================                    ===========================================
% of Total                            33.3%          66.7%                         18.9%          81.1%

------------------------------------------------------------------------------------------------------------------------
Dividend Yield
------------------------------------------------------------------------------------------------------------------------

                                                      Yield on Period-
                                                         End Market    % Tax-Exempt   Assumed 2001  Tax-Adjusted
                               for Quarter  Annualized     Price          Income        Tax Rate       Yield
                               ---------------------------------------------------------------------------------
1Q 2001 Dividend                $0.275        $1.100         7.2%          96.0%         39.1%         11.7%
2Q 2001 Dividend                $0.275        $1.100         6.9%          96.0%         39.1%         11.1%



                                                               Page 8

[Graphic Omitted]
CHARTER/MAC                                                                                                      Second Quarter 2001
MUNICIPAL MORTGAGE                                                                                      Supplemental Analyst Package

                                                        Portfolio Attributes
                                                             (unaudited)

                                                      Last Year of
                                                          Con-      Partici-               Month/              Optional
                                                       struction/    pating                 Year      Call    Redemption   Maturity
  Property              Location    State     Units     Rehab(1)      Bond    Bond Type   Acquired   Date(2)    Date(3)      Date
------------------------------------------------------------------------------------------------------------------------------------

Tax-Exempt First Mortgage Bonds
Stabilized Portfolio
--------------------
Bristol Village       Bloomington     MN       290        1989         No       80/20      Jul-87    Jan-10     Jan-05      Dec-27
Carrington Point      Los Banos       CA        80        1999         No       LIHTC      Sep-98    Oct-17     Oct-10      Sep-40
Casa Ramon            Orange County   CA        75        2001         No       LIHTC      Jul-00    Oct-16     Oct-16      Sep-35
Cedar Creek           McKinney        TX       250        1988         No       80/20      Dec-86    Oct-10     Oct-03      Oct-20
Cedar Pointe          Nashville       TN       210        1989         Yes      80/20      Apr-87    Nov-06     Mar-04      Apr-17
Cedarbrook            Hanford         CA        70        1999         No       LIHTC      Apr-98    May-17     Jun-10      May-40
Clarendon Hills       Hayward         CA       285        1989         Yes      80/20      Dec-86    Dec-03     Dec-91      Dec-03
College Park          Naples          FL       210        2000         No       LIHTC      Jul-98    Jul-25     Jul-10      Jul-40
Crowne Pointe         Olympia         WA       160        1986         Yes      80/20      Dec-86    6 mo.      Sep-11      Aug-29
Cypress Run           Tampa           FL       408        1988         Yes      80/20      Aug-86    Dec-29     Dec-04      Dec-29
Falcon Creek          Indianapolis    IN       131        2000         No       LIHTC      Sep-98    Sep-16     Sep-10      Aug-38
Forest Hills          Garner          NC       136        2000         No       LIHTC      Dec-98    Jun-16     Jul-04      Jun-34
Fort Chaplin          Washington      DC       549        2000         No       LIHTC      Dec-99    Jan-16     Jan-16      Jan-36
Franciscan Riviera    Antioch         CA       129        2001         No       LIHTC      Aug-99    Apr-16     Apr-16      Aug-36
Garfield Park         Washington      DC        94        2000         No       LIHTC      Aug-99    Aug-17     Aug-17      Aug-31
Greenbriar            Concord         CA       199        2000         No       LIHTC      May-99    May-17     May-17      May-36
Gulfstream            Dania           FL        96        2000         No       LIHTC      Jul-98    Apr-16     Apr-10      Jul-38
Hamilton Gardens      Hamilton        NJ       174        2001         No       LIHTC      Mar-99    Mar-17     Mar-10      Mar-35
Highland Ridge        St. Paul        MN       228        1989         Yes      80/20      Dec-86    Jun-10     Jun-03      Jun-18
Highpointe            Harrisburg      PA       240        1991         Yes      80/20      Jul-86    6 mo.      Jun-96      Jun-06
Highpointe            Harrisburg      PA         *         *           No       80/20      Nov-00    Jun-06        -        Jun-06
Jubilee Courtyards    Florida City    FL        98        1999         No       LIHTC      Sep-98    Oct-25     Oct-10      Sep-40
Lake Park             Turlock         CA       104        2000         No       LIHTC      Jun-99    Oct-15     Oct-16      Sep-35
Lakepoint             Atlanta         GA       360        1989         No       80/20      Nov-87    Jul-05     Jul-05      Jun-17
Lakes Edge at Walden  Miami           FL       400        2001         No       80/20      Jun-99    Jun-13     Jun-19      May-35
Lakes, The            Kansas City     MO       400        1989         Yes      80/20      Dec-86    Dec-06        -        Dec-06
Lexington Square      Clovis          CA       130        2000         No       LIHTC      Aug-98    Sep-17     Sep-10      Aug-40
Lexington Trails      Houston         TX       200        1997         No      501(c)3     Nov-00    May-07     May-06      May-22
Loveridge             Pittsburg       CA       148        1987         Yes      80/20      Nov-86    6 mo.      Nov-96      Nov-06
Mansions, The         Independence    MO       550        1987         No       80/20      May-86    Jan-11     Jan-06      Apr-25
Mountain Ranch        Austin          TX       196        2001         No       LIHTC      Dec-98    Jan-18     Jan-01      Jan-41
Newport Village       Tacoma          WA       402        1987         Yes      80/20      Feb-87    6 mo.      Sep-06      Aug-29
North Glen            Atlanta         GA       284        1987         Yes      80/20      Sep-86    Jul-05     Jul-05      Jun-17
Northpointe Village   Fresno          CA       406        2000         No       LIHTC      Aug-98    Sep-17     Sep-10      Aug-40
Orchard Hills         Tacoma          WA       176        1987         Yes      80/20      Dec-86    6 mo.      Sep-11      Aug-29
Orchard Mill          Atlanta         GA       238        1990         Yes      80/20      May-89    Jul-05     Jul-05      Jun-17
Pelican Cove          St. Louis       MO       402        1989         No       80/20      Feb-87    Oct-10     Oct-03      Oct-20
Phoenix               Stockton        CA       186        2000         No       LIHTC      Apr-98    Nov-16     Nov-10      Oct-29
Reflections           Casselberry     FL       336        1995         Yes      80/20      Nov-00    Dec-05     Dec-04      Dec-25
River Run             Miami           FL       164        1987         Yes      80/20      Aug-87    6 mo.      Aug-97      Aug-07
Rolling Ridge         Chino Hills     CA       110        1996         Yes      80/20      Nov-00    Aug-06     Aug-05      Aug-26
Shannon Lake          Atlanta         GA       294        1988         Yes      80/20      Jun-87    Jul-05     Jul-05      Jun-17
Silvercrest           Clovis          CA       100        1999         No       LIHTC      Sep-98    Oct-17     Oct-10      Sep-40
Standiford            Modesto         CA       250        2001         No       LIHTC      Sep-99    Apr-16     Apr-16      Aug-36
Stonecreek            Clovis          CA       120        2000         No       LIHTC      Apr-98    May-17     May-10      Apr-40
Sunset Creek          Lancaster       CA       148        1989         No       80/20      Mar-88    Dec-09     Mar-98      Dec-19
Sunset Downs          Lancaster       CA       264        1987         No       80/20      Feb-87    Dec-09     Feb-97      Dec-19
Sunset Terrace        Lancaster       CA       184        1987         No       80/20      Feb-87    Dec-09     Feb-97      Dec-19
Sunset Village        Lancaster       CA       204        1989         No       80/20      Mar-88    Dec-09     Mar-98      Dec-19



                                                                                 Effective              Dec 2000   DSCR
                                                  Letter of   Stated    Future    Date of    Rental      Rental     at
                        Bond Par   Fair Value(4)   Credit    Interest  Interest   Future    Occup. at     Unit    Period
  Property               Amount    at Period End    Put(5)    Rate(6)   Rate(7)   Rate(7)   Period End    Rates     End    Entity**
------------------------------------------------------------------------------------------------------------------------------------

Tax-Exempt First Mortgage Bonds
Stabilized Portfolio
--------------------
Bristol Village        17,000,000    17,240,000       -       7.500%       -         -         99.0%    400-2,398  1.62x    Owner
Carrington Point        3,375,000     3,067,000       -       6.375%       -         -        100.0%    448-565    1.22x    Owner
Casa Ramon              4,744,000     5,070,000       -       7.500%       -         -         97.3%    652-1086   1.91x    Owner
Cedar Creek             8,100,000     8,137,000       -       7.430%       -         -         94.7%    250-940    1.54x    Owner
Cedar Pointe            9,500,000     8,992,000       -       7.000%       -         -         96.4%    540-860    1.16x     Orig
Cedarbrook              2,840,000     2,881,000       -       7.125%       -         -        100.0%    418-517    1.11x    Owner
Clarendon Hills        17,600,000    13,879,000       -       5.520%       -         -        100.0%    619-1,700  1.38x     Orig
College Park           10,100,000     9,876,000       -       7.250%       -         -         96.6%    451-780    1.19x    Owner
Crowne Pointe           5,075,000     4,975,000       -       7.250%       -         -         95.5%    485-845    1.30x    Owner
Cypress Run            15,402,428    12,169,000       -       5.500%       -         -         90.3%    485-855    1.50x     Orig
Falcon Creek            6,144,600     6,010,000       -       7.250%       -         -         90.8%    425-800    1.07x    Owner
Forest Hills            5,930,000     5,648,000       -       7.125%       -         -         91.2%    550-650    1.19x    Equity
Fort Chaplin           25,800,000    24,043,000       -       6.900%       -         -         97.3%    419-1,032  1.18x    Equity
Franciscan Riviera      6,587,500     6,705,000       -       7.125%       -         -        100.0%    500-872    1.56x    Equity
Garfield Park           3,260,000     3,196,000       -       7.250%       -         -         97.9%    585-946    1.56x    Equity
Greenbriar              9,585,000     9,414,000       -       6.875%       -         -         98.0%    750-1,100  1.60x    Equity
Gulfstream              3,500,000     3,415,000       -       7.250%       -         -         94.7%    502-633    1.00x    Owner
Hamilton Gardens        6,400,000     6,128,000       -       7.125%       -         -         97.7%    625-730    0.90x    Equity
Highland Ridge         15,000,000    14,704,000       -       7.250%       -         -         95.2%    850-1,460  1.31x    Owner
Highpointe              8,900,000     5,679,000       -       8.500%       -         -         95.4%    450-830    1.00x    Issuer
Highpointe              3,250,000     3,955,000       -       9.000%       -         -           *         *       3.07x    Holding
Jubilee Courtyards      4,150,000     3,894,000       -       7.125%       -         -         94.9%    525-710    0.83x    Owner
Lake Park               3,638,000     3,768,000       -       7.250%       -         -         99.0%    452-634    1.12x    Equity
Lakepoint              15,100,000    12,250,000       -       6.000%       -         -         95.0%    462-895    1.36x     Orig
Lakes Edge at Walden   14,850,000    13,855,000       -       6.900%       -         -         99.0%    618-944    1.61x    Equity
Lakes, The             13,650,000    10,804,000       -       4.870%       -         -         94.2%    495-700    1.67x     Orig
Lexington Square        3,850,000     3,497,000       -       6.375%       -         -         98.5%    393-471    1.46x     Orig
Lexington Trails        4,900,000     5,521,000       -       9.000%       -         -         86.3%    435-700    0.92x    Holding
Loveridge               8,550,000     7,634,000       -       8.000%       -         -         99.3%    650-1,300  1.58x     Orig
Mansions, The          19,450,000    19,425,000       -       7.250%       -         -         96.5%    410-1,350  1.52x    Owner
Mountain Ranch          9,128,000     8,787,000       -       7.125%       -         -         95.3%    586-814    1.02x    Equity
Newport Village        13,000,000    12,744,000       -       7.250%       -         -        100.0%    376-690    1.47x    Owner
North Glen             12,400,000    12,575,000       -       7.500%       -         -         94.4%    575-1,010  1.25x    Owner
Northpointe Village    13,250,000    14,168,000       -       7.500%       -         -         97.3%    388-583    1.29x    Owner
Orchard Hills           5,650,000     5,539,000       -       7.250%       -         -         97.7%    475-815    1.51x    Owner
Orchard Mill           10,500,000    10,648,000       -       7.500%       -         -         94.5%    459-900    1.08x    Owner
Pelican Cove           18,000,000    17,645,000       -       7.250%       -         -         98.5%    390-725    1.43x    Owner
Phoenix                 3,250,000     3,264,000       -       7.125%       -         -        100.0%    395-721    1.52x    Owner
Reflections            10,700,000    13,021,000       -       9.000%       -         -         88.9%    280-780    1.41x    Holding
River Run               7,200,000     7,788,000       -       8.000%       -         -         92.6%    351-1,034  1.50x    Owner
Rolling Ridge           4,925,000     6,332,000       -       9.000%       -         -         99.1%    830-1,005  1.52x    Holding
Shannon Lake           12,000,000    12,000,000       -       7.000%       -         -         93.9%    463-855    1.09x     Orig
Silvercrest             2,275,000     2,311,000       -       7.125%       -         -         97.0%    300-393    1.48x    Owner
Standiford              9,520,000     9,690,000       -       7.125%       -         -         98.4%    395-650    1.17x    Equity
Stonecreek              8,820,000     8,944,000       -       7.125%       -         -        100.0%    654-993    1.28x    Owner
Sunset Creek            8,275,000     6,475,000       -       5.477%       -         -         93.8%    460-869    1.59x    Equity
Sunset Downs           15,000,000    11,736,000       -       5.477%       -         -         93.9%    535-810    1.58x     Orig
Sunset Terrace         10,350,000     8,098,000       -       5.477%       -         -         96.7%    530-815    1.52x     Orig
Sunset Village         11,375,000     8,900,000       -       5.477%       -         -         94.5%    520-840    1.40x    Equity

[Graphic Omitted]
CHARTER/MAC                                                                                                      Second Quarter 2001
MUNICIPAL MORTGAGE                                                                                      Supplemental Analyst Package

                                                        Portfolio Attributes
                                                             (unaudited)

                                                      Last Year of
                                                          Con-      Partici-               Month/              Optional
                                                       struction/    pating                 Year      Call    Redemption   Maturity
  Property              Location    State     Units     Rehab(1)      Bond    Bond Type   Acquired   Date(2)    Date(3)      Date
------------------------------------------------------------------------------------------------------------------------------------
Sycamore Woods        Antioch         CA       186        2000         No       LIHTC      May-99    May-17     May-17      May-36
Tallwood              Virginia Beach  VA       120        2000         No       LIHTC      Sep-99    Nov-17     Oct-16      Oct-41
Thomas Lake           Eagan           MN       216        1988         No       80/20      Sep-86    Jan-10     Jan-05      Dec-27
Williams Run          Dallas          TX       252        1986         No      501(c)3     Dec-00    Jan-11     Jan-14      Nov-40
Willow Creek          Ames            IA       138        1988         Yes      80/20      Feb-87    Jul-08     Jul-08      Jun-22
                                            ------                                                   -------------------------------
    Stabilized Properties -
   Subtotal / Weighted Average              11,780                                                   Jul-12     Nov-06      May-26
                                            ------                                                   -------------------------------

Lease-Up Portfolio(8)
-------------------

Chapel Ridge at
  Little Rock         Little Rock     AR       128        2001         No       LIHTC      Aug-99    Aug-15     Aug-16      Aug-39
Chapel Ridge at
  Texarkana           Texarkana       AR       144        2000         No       LIHTC      Sep-99    Oct-16     Oct-16      Sep-41
Del Monte Pines       Fresno          CA       366        2000         No       LIHTC      May-99    May-17     May-17      May-36
Douglas Pointe        Miami           FL       176         -           No       LIHTC      Sep-99    Oct-26     Oct-16      Sep-41
Lake Jackson          Lake Jackson    TX       160        2000         No       LIHTC      Dec-98    Jan-18     Jan-11      Jan-41
Lenox  Park           Gainesville     GA       292        2000         No       LIHTC      Jul-99    Aug-21     Aug-16      Jul-41
Lewis Place           Gainesville     FL       112        2000         No       LIHTC      Jun-99    Jun-16     Jun-16      Jun-41
Madalyn Landing       Palm Bay        FL       304        2000         No       LIHTC      Nov-98    Dec-17     Nov-10      Nov-40
Marsh Landing         Portsmouth      VA       250        2000         No       LIHTC      May-98    Jul-17     Jul-10      Jul-30
Ocean Air             Norfolk         VA       434         -           No       LIHTC      Apr-98    Jan-16     Jan-11      Nov-30
Summer Lake           Davie           FL       108         -           No       LIHTC      Mar-00    Apr-27     Apr-27      Mar-42
                                             -----                                                   -------------------------------
   Lease-Up - Subtotal /
     Weighted Average                        2,474                                                   Feb-19     Oct-14      Nov-38
                                             -----                                                   -------------------------------

Construction Bond Portfolio(9)
----------------------------

Arbors at Creekside   Austin          TX       176         -           No       LIHTC      Jun-01    Jun-18     Jun-18      May-41
Armstrong Farm        Jeffersonville  IN       168         -           No       LIHTC      Oct-00    Oct-17     Oct-17      Oct-40
Bay Colony            League City     TX       248         -           No       LIHTC      Aug-00    Aug-17     Jul-17      Aug-42
Belmont Heights
  Estates             Tampa           FL       201         -           No       LIHTC      Jun-01    Jun-18     Jun-18      Jun-43
Blufffview            Denton          TX       250         -           No       LIHTC      May-01    May-18     May-18      May-41
Chandler Creek        Round Rock      TX       216         -           No      501(c)3     Oct-00    Dec-17     Dec-17      Nov-42
Chapel Ridge at
  Claremore           Claremore       OK       104         -           No       LIHTC      Oct-00    Oct-17     Oct-17      Oct-42
Chapel Ridge at
  Lowell              Lowell          AR       126         -           No       LIHTC      May-01    Oct-01     May-01      May-02
Columbia at Bells
  Ferry               Cherokee Co.    GA       272         -           No       LIHTC      Apr-00    Apr-17     Apr-17      Apr-42
Grace Townhomes       Ennis           TX       112         -           No       LIHTC      May-00    Jun-17     Jun-17      Jun-42
Grandview Forest      Durham          NC        92         -           No       LIHTC      Dec-00    Feb-18     Feb-18      Jan-43
Greenbridge at
  Buckingham          Richardson      TX       242         -           No      501(c)3     Nov-00    Mar-17     Mar-17      Nov-40
Hidden Grove          Miami           FL       222         -           No       LIHTC      Sep-00    Oct-17     Oct-17      Oct-42
Knollwood Villas      Denton          TX       264         -           No       LIHTC      May-01    May-18     May-18      May-41
Lakemoor              Durham          NC       160         -           No       LIHTC      Dec-99    Jan-17     Jan-17      Dec-41
Magnolia Arbors       Covington       GA       250         -           No       LIHTC      Apr-01    May-18     May-08      Apr-23
Midtown Square        Columbus        GA       144         -           No       LIHTC      Jun-01    Jun-21     Jun-08      May-43
Newark Commons        New Castle      DE       220         -           No       LIHTC      May-00    May-18     Nov-17      May-43
Oaks at Hampton       Dallas          TX       250         -           No       LIHTC      Apr-00    Mar-27     Mar-17      Mar-40
Parks at
  Westmoreland        DeSoto          TX       250         -           No       LIHTC      Jul-00    Jul-17     Jul-17      Jul-40
Princess Anne House   Virginia Beach  VA       186         -           No       LIHTC      Apr-00    Apr-25     Apr-16      Apr-42
Red Hill Villas       Round Rock      TX       168         -           No       LIHTC      Dec-00    Dec-17     Dec-17      Dec-40
Running Brook         Miami           FL       186         -           No       LIHTC      Sep-00    Jan-27     Jan-18      Dec-42
San Marcos            San Marcos      TX       156         -           No       LIHTC      May-00    Mar-17     Mar-17      Mar-42
Southwest Trails      Austin          TX       160         -           No       LIHTC      Aug-00    Jun-17     Jun-17      Jun-42
Woods Edge            Charlottesville VA        97         -           No       LIHTC      Nov-00    Nov-17     Nov-17      Nov-40

   Construction - Subtotal /                 -----                                                   -------------------------------
     Weighted Average                        4,920                                                   Jun-18     Aug-16      Feb-40
                                             -----                                                   -------------------------------



                                                                                   Effective              Dec 2000   DSCR
                                                    Letter of   Stated    Future    Date of    Rental        Unit     at
                          Bond Par   Fair Value(4)   Credit    Interest  Interest   Future    Occup. at     Rental  Period
  Property                 Amount    at Period End    Put(5)    Rate(6)   Rate(7)   Rate(7)   Period End    Rates     End   Entity**
------------------------------------------------------------------------------------------------------------------------------------
Sycamore Woods            9,415,000     9,247,000       -       6.875%       -         -         98.4%    575-1,003  1.58x   Equity
Tallwood                  6,205,000     6,083,000       -       7.250%       -         -        100.0%    597-680    1.33x   Equity
Thomas Lake              12,975,000    13,158,000       -       7.500%       -         -         91.0%    830-1,300  1.51x   Owner
Williams Run             12,650,000    13,085,000       -       7.650%       -         -         80.6%    554-751    1.03x   Equity
Willow Creek              6,100,000     5,980,000       -       7.250%       -         -        100.0%    565-810    1.10x   Owner
                        -------------------------               ------                          ------               -----
   Stabilized Properties -
     Subtotal / Weighted
           Average      509,194,528   484,049,000               6.975%                           93.1%               1.37x
                        -------------------------               ------                          ------               -----

Lease-Up Portfolio(8)
-------------------

Chapel Ridge at
  Little Rock             5,600,000     5,382,000    Expired    7.125%       -         -         88.2%       -         -     Owner
Chapel Ridge at
  Texarkana               5,800,000     5,784,000    Expired    7.375%       -         -         95.8%    320-685      -     Owner
Del Monte Pines          11,000,000    10,686,000    Expired    6.800%       -         -         98.1%    388-544      -     Equity
Douglas Pointe            7,100,000     6,720,000    Expired    7.000%       -         -         99.4%    504-604      -     Equity
Lake Jackson             10,934,000    10,341,000    Expired    7.000%       -         -         84.9%    550-1,095    -     Equity
Lenox  Park              13,000,000    11,953,000    Expired    6.800%       -         -         89.7%    431-620      -     Equity
Lewis Place               4,000,000     3,651,000    Expired    6.750%    7.000%     May-01      84.6%    529-642      -     Equity
Madalyn Landing          14,000,000    13,236,000       No      7.000%       -         -         93.1%    425-599      -     Owner
Marsh Landing             6,050,000     5,893,000       No      7.250%       -         -         95.5%    300-475      -     Owner
Ocean Air                10,000,000     9,803,000    Expired    7.250%       -         -         95.4%    590-690      -     Owner
Summer Lake               5,600,000     5,603,000    Expired    7.400%       -         -        100.0%       -         -      Orig
                        -------------------------               ------                          ------               -----
   Lease-Up - Subtotal /
     Weighted Average    93,084,000    89,052,000               7.036%                           93.8%                NAP
                        -------------------------               ------                          ------               -----

Construction Bond Portfolio(9)
----------------------------

Arbors at Creekside       8,600,000     8,600,000      Yes      8.500%    7.500%     Sep-02        -         -         -     Equity
Armstrong Farm            8,246,000     8,362,000      Yes      7.500%       -         -           -         -         -     Equity
Bay Colony               10,100,000    10,242,000      Yes      7.500%       -         -           -         -         -     Equity
Belmont Heights
  Estates                 7,850,000     7,850,000      No       8.150%    7.600%     Mar-03        -         -         -     Equity
Blufffview               10,700,000    10,700,000      No       8.600%    7.600%     Aug-02        -         -         -     Equity
Chandler Creek           15,850,000    16,288,000      Yes      8.500%    7.600%     Nov-02        -         -         -     Equity
Chapel Ridge at
  Claremore               4,100,000     4,158,000      Yes      7.500%       -         -           -         -         -     Equity
Chapel Ridge at
  Lowell                  5,500,000     5,500,000      No       5.500%    7.900%     May-02        -         -         -     Equity
Columbia at Bells
  Ferry                  13,000,000    13,007,000      Yes      7.400%       -         -         26.7%       -         -     Owner
Grace Townhomes           5,225,600     5,299,000      Yes      7.500%       -         -           -         -         -     Equity
Grandview Forest          5,483,907     5,561,000      Yes      8.500%    7.500%     Jan-03        -         -         -     Equity
Greenbridge at
  Buckingham             19,735,000    19,746,000      Yes      7.400%       -         -           -         -         -     Equity
Hidden Grove              8,600,000     8,605,000      Yes      7.400%       -         -           -         -         -     Equity
Knollwood Villas         13,750,000    13,750,000      No       8.600%    7.600%     Aug-02        -         -         -     Equity
Lakemoor                  9,000,000     8,823,000      Yes      7.250%       -         -           -         -         -     Equity
Magnolia Arbors          12,500,000    12,500,000      Yes      7.500%       -         -           -         -         -     Equity
Midtown Square            5,600,000     5,600,000      Yes      7.400%       -         -           -         -         -     Equity
Newark Commons           14,300,000    14,115,000      Yes      7.300%       -         -           -         -         -     Equity
Oaks at Hampton           9,535,000     9,283,000      No       7.200%       -         -           -         -         -     Equity
Parks at
  Westmoreland            9,535,000    10,959,000      Yes      8.500%    7.500%     Oct-01        -         -         -     Equity
Princess Anne House       7,500,000     7,606,000      Yes      7.500%       -         -           -         -         -     Equity
Red Hill Villas           9,900,000     9,906,000      No       8.400%    7.400%     Dec-02        -         -         -     Equity
Running Brook             8,495,000     8,500,000      Yes      7.400%       -         -           -         -         -     Equity
San Marcos                7,231,000     7,211,000      Yes      7.375%       -         -           -         -         -      Orig
Southwest Trails          6,500,000     6,460,000      Yes      7.350%       -         -           -         -         -     Equity
Woods Edge                4,850,000     4,918,000      No       7.800%    7.500%     Nov-02        -         -         -     Equity
                        -------------------------               ------                          ------               -----
    Construction -
      Subtotal /
   Weighted Average     241,686,507   243,549,000               7.729%                           26.7%                NAP
                        -------------------------               ------                          ------               -----

[Graphic Omitted]
CHARTER/MAC                                                                                                      Second Quarter 2001
MUNICIPAL MORTGAGE                                                                                      Supplemental Analyst Package

                                                        Portfolio Attributes
                                                             (unaudited)

                                                      Last Year of
                                                          Con-      Partici-               Month/              Optional
                                                       struction/    pating                 Year      Call    Redemption   Maturity
  Property              Location    State     Units     Rehab(1)      Bond    Bond Type   Acquired   Date(2)    Date(3)      Date
------------------------------------------------------------------------------------------------------------------------------------

Rehabilitation Bond Portfolio(10)
--------------------------------
Autumn Ridge          San Marcos      CA       192         -           No       LIHTC      Aug-00    Aug-27     Aug-17      Jul-37
Barnaby Manor         Washington      DC       124         -           No       LIHTC      Nov-99    May-17     May-17      May-32
King's Village        Pasadena        CA       313         -           No       LIHTC      Jul-00    Dec-16     Dec-16      Dec-36
Millpond Village      East Windsor    CT       360         -           No       LIHTC      Dec-00      -           -        Dec-31
Oakwood Manor         Little Rock     AR       200         -           No       LIHTC      Jun-01    Dec-17     Dec-17      Nov-37
Oakwood Manor         Little Rock     AR         *         *           No       LIHTC      Jun-01                           Nov-11
Park Sequoia          San Jose        CA        81         -           No       LIHTC      Oct-00    Mar-17     Mar-17      Mar-37
Sherwood Lake         Tampa           FL       149                     No       LIHTC      Apr-01    Nov-17     Nov-17      Sep-37
South Congress        Austin          TX       172         -           No       LIHTC      May-00    Oct-16     Oct-16      Sep-36
Village Green         Merced          CA         *         *           No       LIHTC      Aug-00      *           *        Aug-14
Village Green         Merced          CA       128         -           No       LIHTC      Aug-00    Jan-17     Jan-17      Jan-37
Walnut Creek          Austin          TX         *         *           No       LIHTC      May-00      *           *        May-14
Walnut Creek          Austin          TX        98         -           No       LIHTC      May-00    Oct-16     Oct-16      Sep-36
Walnut Park Plaza     Philadelphia    PA       224         -           No       LIHTC      Apr-00               Apr-10      Oct-18
                                             -----                                                   -------------------------------
   Rehab Bonds - Subtotal /
       Weighted Average                      2,041                                                   Oct-18     Aug-16      May-34
                                             -----                                                   -------------------------------
      Subtotal- Tax-Exempt First
            Mortgage Bonds                  21,215                                                   Apr-15     Dec-10      Nov-31
                                             -----                                                   -------------------------------

Taxable First Mortgage Bonds

Owned by the Company (not including its consolidated subsidiaries)
------------------------------------------------------------------

Chandler Creek        Round Rock      TX         *         *           No      501(c)3     Oct-00                           Dec-42
Greenbriar            Concord         CA         *         *           No       LIHTC      May-99                           May-36
Greenbridge at
  Buckingham          Richardson      TX         *         *           No      501(c)3     Nov-00                           Feb-07
Lake Park             Turlock Park    CA         *         *           No       LIHTC      Jun-99                           Sep-35
Lakes Edge at Walden  Miami           FL         *         *           No       80/20      Jun-99                           Aug-10
Magnolia Arbors       Covington       GA         *         *           No       LIHTC      Apr-01               May-08      Jul-18
Midtown Square        Columbus        GA         *         *           No       LIHTC      Jun-01               Jun-08      Feb-14
Oaks at Hampton       Dallas          TX         *         *           No       LIHTC      Apr-00                           May-10
Oakwood Manor         Little Rock     AR         *         *           No       LIHTC      Jun-01               Dec-17      Jan-09
Parks at
  Westmoreland        DeSoto          TX         *         *           No       LIHTC      Jul-00                           Nov-09
Princess Anne House   Virginia Beach  VA         *         *           No       LIHTC      Apr-00                           Jan-06
Red Hill Villas       Round Rock      TX         *         *           No       LIHTC      Dec-00                           Jul-01
Williams Run          Dallas          TX         *         *           No      501(c)3     Dec-00                           Jul-04
                                             -----                                                                         -------
   Taxable Bonds - Subtotal /
       Weighted Average-                       -                                                                            Jul-19
                                             -----                                                                         -------
      Total First Mortgage Bonds            21,215                                                                          Oct-31
                                             -----                                                                         -------

Other Tax-Exempt Subordinate Bonds

Owned by CharterMac Equity Issuer Trust
---------------------------------------

Draper Lane           Silver Spring   MD       406                     No    Subordinate   Feb-01    Mar-06                 Mar-40
Museum Tower          Philadelphia    PA       286                     No    Subordinate   Nov-00               Sep-10      Dec-26
Park at Landmark      Alexandria      VA       396                     No    Subordinate   Sep-00               Jul-05      Dec-29
                                            ------                                                   -------------------------------
   Subordinate Bonds - Subtotal /
         Weighted Average                    1,088                                                   Mar-06     Jul-07      Jun-33
                                            ------                                                   -------------------------------
      Total Revenue Bonds                   22,303                                                   Mar-15     Nov-10      Sep-31
                                            ======                                                   ===============================



                                                                                   Effective              Dec 2000   DSCR
                                                    Letter of   Stated    Future    Date of    Rental       Unit      at
                          Bond Par   Fair Value(4)   Credit    Interest  Interest   Future    Occup. at    Rental   Period
  Property                 Amount    at Period End    Put(5)    Rate(6)   Rate(7)   Rate(7)   Period End    Rates     End   Entity**
------------------------------------------------------------------------------------------------------------------------------------

Rehabilitation Bond Portfolio(10)
--------------------------------
Autumn Ridge              9,304,230    10,168,000       No      8.000%    7.650%    Jul-01      96.9%    569-930     -       Owner
Barnaby Manor             4,500,000     4,487,000       Yes     7.375%       -        -         65.0%    850-975     -       Equity
King's Village           17,650,000    18,911,000       No      8.500%    7.500%    Oct-01      87.4%    456-855     -       Owner
Millpond Village         14,300,000    14,598,000       No      8.550%    7.550%    Nov-01      87.6%    477-1,020   -       Equity
Oakwood Manor             5,010,000     5,010,000       No      8.500%    7.650%    Sep-02        -         -        -       Equity
Oakwood Manor               440,000       440,000       No      7.650%                            *         -        -       Equity
Park Sequoia              6,740,000     7,221,000       No      8.500%    7.500%    Aug-01      69.2%    799-1,350   -       Owner
Sherwood Lake             4,100,000     4,100,000       No      8.450%    7.450%      -           -         -        -       Equity
South Congress            6,300,000     6,389,000       No      7.500%       -        -         92.9%    303-504     -       Owner
Village Green               503,528       539,000       No      8.500%    7.500%    Jun-01        *         *        -       Owner
Village Green             3,078,000     3,298,000       No      8.500%    7.500%    Jun-01     100.0%    380-485     -       Owner
Walnut Creek                360,000       341,000       No      7.500%       -        -           *         *        -       Owner
Walnut Creek              3,240,000     3,286,000       No      7.500%       -        -         66.7%    338-556     -       Owner
Walnut Park Plaza         5,500,000     5,552,000       No      7.500%       -        -         84.3%    597-650     -       Owner
                        -------------------------               ------                         ------               ---
    Rehab Bonds -
     Subtotal /
   Weighted Average      81,025,758    84,340,000               8.192%                          85.9%               NAP
                        -------------------------               ------                         ------               ---
      Subtotal- Tax-Exempt
         First Mortgage
             Bonds      924,990,793   900,990,000               7.285%
                        -------------------------               ------

Taxable First Mortgage Bonds

Owned by the Company (not including its consolidated subsidiaries)
------------------------------------------------------------------

Chandler Creek              350,000       373,000       Yes     9.750%    9.250%    Nov-02        *         *        *       Issuer
Greenbriar                2,015,000     1,980,000        -      9.000%       -        -           *         *        *       Issuer
Greenbridge at
  Buckingham                350,000       382,000       Yes     10.000%      -        -           *         *        *       Issuer
Lake Park                   375,000       368,000        -      9.000%       -        -           -         *        *       Issuer
Lakes Edge at Walden      1,400,000     1,681,000        -      11.000%      -        -           *         *        *       Issuer
Magnolia Arbors           1,000,000     1,000,000       Yes     8.950%       -        -           -         -        -       Issuer
Midtown Square              235,000       235,000       Yes     8.950%       -        -           -         -        -       Issuer
Oaks at Hampton             525,000       516,000       No      9.000%       -        -           *         *        *       Issuer
Oakwood Manor               765,000       765,000       No      9.500%       -        -           *         -        -       Issuer
Parks at
  Westmoreland              455,000       447,000       Yes     9.000%       -        -           *         *        *       Issuer
Princess Anne House         125,000       130,000       Yes     9.500%       -        -           *         *        *       Issuer
Red Hill Villas             400,000       415,000       No      9.500%       -        -           *         *        *       Issuer
Williams Run                200,000       202,000        -      9.250%       -        -           *         *        *       Issuer
                        -------------------------               ------
    Taxable Bonds -
       Subtotal /
   Weighted Average-      8,195,000     8,494,000               9.494%
                        -------------------------               ------
       Total First
      Mortgage Bonds    933,185,793   909,484,000               7.304%
                        -------------------------               ------

Other Tax-Exempt Subordinate Bonds

Owned by CharterMac Equity Issuer Trust
---------------------------------------

Draper Lane              11,000,000    11,000,000        -      10.000%                          NAP      NAP        -       Equity
Museum Tower              6,000,000     6,000,000        -      8.250%                           NAP      NAP        -       Equity
Park at Landmark          9,500,000     9,500,000        -      8.750%                           NAP      NAP        -       Equity
                        -------------------------               -------
   Subordinate Bonds -
       Subtotal /
    Weighted Average     26,500,000    26,500,000               9.156%
                        -------------------------               -------
      Total Revenue
          Bonds         959,685,793   935,984,000               7.355%
                        =========================               =======

[Graphic Omitted]
CHARTER/MAC                                                  Second Quarter 2001
MUNICIPAL MORTGAGE                                  Supplemental Analyst Package

                              Portfolio Attributes
                                   (unaudited)


Notes:

For further information regarding the bond portfolio and other specifics regarding each bond, please refer to the CharterMac 10-K and 10-Q filings.
* Not applicable to avoid duplication with another related bond.
** Entity identification:
     "Equity" - CharterMac Equity Issuer Trust
     "Holding" - CharterMac Holding Trust
     "Issuer" - Charter Municipal Mortgage Acceptance Company
     "Orig" - CharterMac Origination Trust
     "Owner" - CharterMac Owner Trust and its sub-Series Trusts
N/A - Not Available at this time
NAP - Not Applicable

1 Represents the latest year of fully complete construction or rehabilitation. 2 The call date is a call date to the borrower at which point the Company can call the bond due and payable. For those properties past the call date, six months notice must be given by the Company to call the bond due and payable. If no call date is specified, the maturity date is assumed.
3  The earliest date at which the borrower may prepay the underlying mortgage securing the Revenue Bonds without penalty.
4  The Revenue Bonds are deemed to be available-for-sale debt securities and, accordingly, are carried at their estimated fair values.
5 The Underlying Property is under construction or undergoing substantial rehabilitation. Such Revenue Bonds are additionally secured by a letter of credit issued by an "A" rated or better financial institution. In the event it is not completed in a timely manner, the Company may "put" the Revenue Bond to the construction lender at par. "Expired" letters of credit indicate that the construction or rehab phase is complete and that the property is in the lease-up stage to stabilization.
6  The stated interest rate represents the coupon rate of the Revenue Bond, at
    December 31, 2000.
7 Represents a future interest rate, generally after the property is no longer in construction or rehabilitation. In some cases the future rate is date specific and in other cases it is defined as upon completion of construction or rehabilitation (post construction period or "Post CP").
8 Represents properties that have completed construction/rehabilitation and have not achieved occupancy above 90% for three consecutive months. This lease-up definition may differ from the definition of stabilization in individual Bond Documents.
9 Properties in the construction portfolio include properties still under construction. Recently completed properties in the process of lease up to stabilization are excluded. Occupancy and rental ranges are presented if units or buildings come on line during phased construction.
10 Generally, properties in the rehab portfolio do not have 100% of their units down during the rehab process. Rehab is generally performed in phases and thus current occupancy and rental ranges are presented for rehab properties, as applicable.

[Graphic Omitted]
CHARTER/MAC                                                                                                      Second Quarter 2001
MUNICIPAL MORTGAGE                                                                                      Supplemental Analyst Package

                                             Revenue Bond Portfolio Statistical Analysis
                                                             (unaudited)

                                                                    ---------------------------   ----------------------------------
                                                                              Units                       Face Amount of Bond
                                                                    ---------------------------   ----------------------------------
                                                        Number
                                                       of Bonds         Number      % of Total         $ Amount           % of Total
                                                     ------------   ---------------------------   ----------------------------------
By Region:
   East                                                       48         10,062          45.1%           399,736,335           41.7%
   Central                                                    42          7,045          31.6%           328,334,200           34.2%
   West                                                       31          5,196          23.3%           231,615,258           24.1%
                                                     ------------   ---------------------------   ----------------------------------
     Total                                                   121         22,303         100.0%           959,685,793          100.0%
                                                     ============   ===========================   ==================================


By State:
   Arkansas                                                    6            598           2.7%            23,115,000            2.4%
   California                                                 28          4,458          20.0%           207,890,258           21.7%
   Connecticut                                                 1            360           1.6%            14,300,000            1.5%
   Delaware                                                    1            220           1.0%            14,300,000            1.5%
   Florida                                                    16          3,170          14.2%           127,047,428           13.2%
   Georgia                                                    10          2,134           9.6%            95,335,000            9.9%
   Indiana                                                     2            299           1.3%            14,390,600            1.5%
   Iowa                                                        1            138           0.6%             6,100,000            0.6%
   Maryland                                                    1            406           1.8%            11,000,000            1.1%
   Minnesota                                                   3            734           3.3%            44,975,000            4.7%
   Missouri                                                    3          1,352           6.1%            51,100,000            5.3%
   New Jersey                                                  1            174           0.8%             6,400,000            0.7%
   North Carolina                                              3            388           1.7%            20,413,907            2.1%
   Oklahoma                                                    1            104           0.5%             4,100,000            0.4%
   Pennsylvania                                                4            750           3.4%            23,650,000            2.5%
   Tennessee                                                   1            210           0.9%             9,500,000            1.0%
   Texas                                                      26          3,820          17.1%           184,553,600           19.2%
   Virginia                                                    7          1,483           6.6%            44,230,000            4.6%
   Washington                                                  3            738           3.3%            23,725,000            2.5%
   Washington, DC                                              3            767           3.4%            33,560,000            3.5%
                                                     ------------   ---------------------------   ----------------------------------
     Total                                                   121         22,303         100.0%           959,685,793          100.0%
                                                     ============   ===========================   ==================================


By Bond Type:
   LIHTC                                                      81         12,816          57.5%           547,873,365           57.1%
   501(c)3                                                     7            910           4.1%            54,035,000            5.6%
   80/20                                                      30          7,489          33.6%           331,277,428           34.5%
   Subordinate                                                 3          1,088           4.9%            26,500,000            2.8%
                                                     ------------   ---------------------------   ----------------------------------
     Total                                                   121         22,303         100.0%           959,685,793          100.0%
                                                     ============   ===========================   ==================================


By Property Status:
   Stabilized                                                 61         12,868          57.7%           539,684,528           56.2%
   Lease-up                                                   11          2,474          11.1%            93,084,000            9.7%
   Construction                                               34          4,920          22.1%           245,126,507           25.5%
   Rehab                                                      15          2,041           9.2%            81,790,758            8.5%
                                                     ------------   ---------------------------   ----------------------------------
     Total                                                   121         22,303         100.0%           959,685,793          100.0%
                                                     ============   ===========================   ==================================


Construction Risk Mitigated with Letters of Credit:
   Letter of Credit in Place                                  25          3,564          72.4%           182,116,507           74.3%
   Does/did not have Letter of Credit                          9          1,356          27.6%            63,010,000           25.7%
                                                     ------------   ---------------------------   ----------------------------------
     Total Construction Bonds                                 34          4,920         100.0%           245,126,507          100.0%
                                                     ============   ===========================   ==================================



                                                     ---------------------------              --------------------------------------
                                                       Fair Value at Period End                  Pertinent Weighted Average Dates
                                                     ---------------------------              --------------------------------------
                                                                                   Minimum
                                                                                    Stated                  Optional
                                                                                   Interest                Redemption     Maturity
                                                        $ Amount     % of Total      Rate      Call Date      Date          Date
                                                     ---------------------------  ---------   ----------- ------------  ------------
By Region:
   East                                                 387,442,000       41.4%       7.45%      Apr-16      Jun-11        Mar-32
   Central                                              327,033,000       34.9%       7.52%      Aug-14      Mar-12        Mar-33
   West                                                 221,509,000       23.7%       6.96%      Jul-14      May-08        Apr-29
                                                     ---------------------------  ---------      -------- -----------   ------------
     Total                                               935,984,000     100.0%       7.36%      Apr-15      Dec-10        Nov-31
                                                     ===========================  =========      ======== ===========   ============


By State:
   Arkansas                                               22,881,000       2.4%       7.19%      Dec-12      Apr-13        May-29
   California                                            198,251,000      21.2%       6.93%      Jul-14      Apr-08        Apr-29
   Connecticut                                            14,598,000       1.6%       8.55%       N/A         N/A          Dec-31
   Delaware                                               14,115,000       1.5%       7.30%      May-18      Nov-17        May-43
   Florida                                               123,964,000      13.2%       7.29%      Apr-20      Sep-12        Oct-35
   Georgia                                                91,768,000       9.8%       7.10%      Jan-12      Mar-09        May-26
   Indiana                                                14,372,000       1.5%       7.39%      Apr-17      Sep-14        Nov-39
   Iowa                                                    5,980,000       0.6%       7.25%      Jul-08      Jul-08        Jun-22
   Maryland                                               11,000,000       1.2%      10.00%      Mar-06      Mar-06        Mar-40
   Minnesota                                              45,102,000       4.8%       7.42%      Mar-10      Jun-04        Oct-24
   Missouri                                               47,874,000       5.1%       6.61%      Nov-09      Dec-04        Oct-18
   New Jersey                                              6,128,000       0.7%       7.13%      Mar-17      Mar-10        Mar-35
   North Carolina                                         20,032,000       2.1%       7.55%      Feb-17      Aug-13        Jan-40
   Oklahoma                                                4,158,000       0.4%       7.50%      Oct-17      Oct-17        Oct-42
   Pennsylvania                                           21,186,000       2.3%       8.27%      Jun-06      May-04        Jul-14
   Tennessee                                               8,992,000       1.0%       7.00%      Nov-06      Mar-04        Apr-17
   Texas                                                 186,666,000      19.9%       7.86%      Mar-17      Mar-15        May-39
   Virginia                                               43,933,000       4.7%       7.68%      Nov-18      Mar-12        Feb-35
   Washington                                             23,258,000       2.5%       7.25%       N/A        Dec-08        Aug-29
   Washington, DC                                         31,726,000       3.4%       7.00%      May-16      May-16        Feb-35
                                                     ---------------------------  ---------      -------  -----------   ----------
     Total                                               935,984,000     100.0%       7.36%      Apr-15      Dec-10        Nov-31
                                                     ===========================  =========      =======  ===========   ==========


By Bond Type:
   LIHTC                                                 545,869,000      58.3%       7.50%      Jun-18      Jan-15        Jan-38
   501(c)3                                                55,597,000       5.9%       7.97%      Jan-15      Aug-15        Jun-39
   80/20                                                 308,018,000      32.9%       6.88%      Sep-09      Jul-03        Mar-20
   Subordinate                                            26,500,000       2.8%       9.16%      Mar-06      Dec-06        Jun-33
                                                     ---------------------------  ---------      -------  -----------   ----------
     Total                                               935,984,000     100.0%       7.36%      Apr-15      Dec-10        Nov-31
                                                     ===========================  =========      =======  ===========   ==========


By Property Status:
   Stabilized                                            514,780,000      55.0%       7.10%      May-12      Nov-06        Sep-26
   Lease-up                                               89,052,000       9.5%       7.04%      Feb-19      Oct-14        Nov-38
   Construction                                          247,047,000      26.4%       7.75%      Jun-18      Jul-16        Sep-39
   Rehab                                                  85,105,000       9.1%       8.20%      Oct-18      Aug-16        Feb-34
                                                     ---------------------------  ---------      -------  -----------   ----------
     Total                                               935,984,000     100.0%       7.36%      Apr-15      Dec-10        Nov-31
                                                     ===========================  =========      =======  ===========   ==========

Construction Risk Mitigated with Letters of Credit:
   Letter of Credit in Place                             184,209,000      74.6%       7.67%      Aug-18      Aug-16        Jul-40
   Does/did not have Letter of Credit                     62,838,000      25.4%       7.98%      Feb-18      Jul-16        May-37
                                                     ---------------------------  ---------      -------  -----------   ------------
     Total Construction Bonds                            247,047,000     100.0%       7.75%      Jun-18      Aug-16        Sep-39
                                                     ===========================  =========      =======  ===========   ============




                                                     ---------------------------
                                                       Annualized Base Interest
                                                     ---------------------------

                                                                                     Occupancy               DSCR on
                                                                                    on Stabilized           Stabilized
                                                       $ Amount      % of Total      Properties             Properties
                                                     ---------------------------  -----------------       --------------
By Region:
   East                                               29,425,591          42.0%         94.8%                  1.29x
   Central                                            24,703,645          35.3%         94.1%                  1.38x
   West                                               15,864,087          22.7%         90.6%                  1.45x
                                                     ---------------------------  -----------------       --------------
     Total                                            69,993,323         100.0%         93.1%                  1.37x
                                                     ===========================  =================       ==============


By State:
   Arkansas                                            1,661,435           2.4%           N/A                    N/A
   California                                         14,144,025          20.2%         97.8%                  1.45x
   Connecticut                                         1,222,650           1.7%           N/A                    N/A
   Delaware                                            1,043,900           1.5%           N/A                    N/A
   Florida                                             9,259,126          13.2%         93.6%                  1.39x
   Georgia                                             6,771,933           9.7%         94.5%                  1.21x
   Indiana                                             1,063,934           1.5%         90.8%                  1.07x
   Iowa                                                  442,250           0.6%        100.0%                  1.10x
   Maryland                                            1,100,000           1.6%           N/A                    N/A
   Minnesota                                           3,335,625           4.8%         95.4%                  1.48x
   Missouri                                            3,379,880           4.8%         96.4%                  1.53x
   New Jersey                                            456,000           0.7%         97.7%                  0.90x
   North Carolina                                      1,541,145           2.2%         91.2%                  1.19x
   Oklahoma                                              307,500           0.4%           N/A                    N/A
   Pennsylvania                                        1,620,000           2.3%         95.4%                  1.55x
   Tennessee                                             665,000           1.0%         96.4%                  1.16x
   Texas                                              14,513,021          20.7%         89.0%                  1.13x
   Virginia                                            3,397,413           4.9%        100.0%                  1.33x
   Washington                                          1,720,063           2.5%         57.7%                  1.44x
   Washington, DC                                      2,348,425           3.4%         97.3%                  1.22x
                                                     ---------------------------  -----------------       --------------
     Total                                            69,993,323         100.0%         93.1%                  1.37x
                                                     ===========================  =================       ==============


By Bond Type:
   LIHTC                                              41,070,885          58.7%         97.3%                  1.27x
   501(c)3                                             4,303,990           6.1%         83.1%                  1.00x
   80/20                                              22,192,198          31.7%         91.6%                  1.44x
   Subordinate                                         2,426,250           3.5%           N/A                    N/A
                                                     ---------------------------  -----------------       --------------
     Total                                            69,993,323         100.0%         93.1%                  1.37x
                                                     ===========================  =================       ==============


By Property Status:
   Stabilized                                         37,735,478          53.9%         93.1%                  1.37x
   Lease-up                                            6,549,155           9.4%           N/A                    N/A
   Construction                                       18,998,611          27.1%           N/A                    N/A
   Rehab                                               6,710,078           9.6%           N/A                    N/A
                                                     ---------------------------  -----------------       --------------
     Total                                            69,993,323        100.00%         93.1%                  1.37x
                                                     ===========================  =================       ==============


Construction Risk Mitigated with Letters of Credit:
   Letter of Credit in Place                          13,971,966          73.5%           N/A                    N/A
   Does/did not have Letter of Credit                  5,026,645          26.5%           N/A                    N/A
                                                     ---------------------------  -----------------       --------------
     Total Construction Bonds                         18,998,611        100.00%           N/A                    N/A
                                                     ===========================  =================       ==============



                                                              Page 13

[Graphic Omitted]
CHARTER/MAC                                                                                                      Second Quarter 2001
MUNICIPAL MORTGAGE                                                                                      Supplemental Analyst Package

                                             Revenue Bond Portfolio Statistical Analysis
                                                             (unaudited)

                                                                    ---------------------------   ----------------------------------
                                                                              Units                       Face Amount of Bond
                                                                    ---------------------------   ----------------------------------
                                                        Number
                                                       of Bonds         Number      % of Total         $ Amount           % of Total
                                                     ------------   ---------------------------   ----------------------------------
By Participating Features:
   Participating                                              17          4,221          18.9%           176,152,428           18.4%
   Non-Participating                                         104         18,082          81.1%           783,533,365           81.6%
                                                     ------------   ---------------------------   ----------------------------------
     Total                                                   121         22,303         100.0%           959,685,793          100.0%
                                                     ============   ===========================   ==================================


By Year-Acquired:
   Pre-1998                                                   25          6,643          29.8%           296,152,428           30.9%
   1998                                                       17          3,107          13.9%           117,596,600           12.3%
   1999                                                       21          3,707          16.6%           159,050,500           16.6%
   2000                                                       44          6,680          30.0%           299,836,265           31.2%
   2001                                                       14          2,166           9.7%            87,050,000            9.1%
                                                     ------------   ---------------------------   ----------------------------------
     Total                                                   121         22,303         100.0%           959,685,793          100.0%
                                                     ============   ===========================   ==================================


By Entity:
   Charter Municipal Mortgage Acceptance                      14            240           1.1%            17,095,000            1.8%
   CharterMac Holding Trust                                    4            646           2.9%            23,775,000            2.5%
   CharterMac Equity Issuer Trust                             52         10,660          47.8%           464,958,007           48.4%
   CharterMac Origination Trust                               12          2,947          13.2%           133,833,428           13.9%
   CharterMac Owner Trust                                     39          7,810          35.0%           320,024,358           33.3%
                                                     ------------   ---------------------------   ----------------------------------
     Total                                                   121         22,303         100.0%           959,685,793          100.0%
                                                     ============   ===========================   ==================================



                                                     ---------------------------              --------------------------------------
                                                       Fair Value at Period End                  Pertinent Weighted Average Dates
                                                     ---------------------------              --------------------------------------
                                                                                   Minimum
                                                                                    Stated                  Optional
                                                                                   Interest                Redemption     Maturity
                                                        $ Amount     % of Total      Rate      Call Date      Date          Date
                                                     ---------------------------  ---------   ----------- ------------  ------------
By Participating Features:
   Participating                                         165,463,000      17.7%       7.03%      Apr-09      Dec-02        Jul-17
   Non-Participating                                     770,521,000      82.3%       7.43%      Apr-16      Aug-12        Jan-35
                                                     ---------------------------  ---------      -------  -----------   ------------
     Total                                               935,984,000     100.0%       7.36%      Apr-15      Dec-10        Nov-31
                                                     ===========================  =========      =======  ===========   ============


By Year-Acquired:
   Pre-1998                                              269,174,000      28.8%       6.72%      Oct-09      Aug-02        Apr-19
   1998                                                  115,035,000      12.3%       7.13%      May-18      Aug-09        Jul-38
   1999                                                  153,644,000      16.4%       7.07%      Apr-17      Sep-16        May-37
   2000                                                  311,081,000      33.2%       7.95%      Aug-17      Nov-15        Aug-37
   2001                                                   87,050,000       9.3%       8.29%      Nov-15      Jun-13        Apr-35
                                                     ---------------------------  ---------      -------  -----------   ------------
     Total                                               935,984,000     100.0%       7.36%      Apr-15      Dec-10        Nov-31
                                                     ===========================  =========      =======  ===========   ============


By Entity:
   Charter Municipal Mortgage Acceptance                  14,173,000       1.5%       8.98%       N/A        Apr-99        Sep-12
   CharterMac Holding Trust                               28,829,000       3.1%       9.00%      Jun-06      May-05        Sep-22
   CharterMac Equity Issuer Trust                        456,841,000      48.8%       7.51%      Mar-17      Jul-14        Jul-37
   CharterMac Origination Trust                          113,873,000      12.2%       6.10%      Jun-11      Oct-02        Nov-18
   CharterMac Owner Trust                                322,268,000      34.4%       7.45%      Aug-14      Aug-09        Aug-30
                                                     ---------------------------  ---------      -------  -----------   ------------
     Total                                               935,984,000      100.0%      7.36%      Apr-15      Dec-10        Nov-31
                                                     ===========================  =========      =======  ===========   ============



                                                     ---------------------------
                                                       Annualized Base Interest
                                                     ---------------------------

                                                                                     Occupancy               DSCR on
                                                                                    on Stabilized           Stabilized
                                                       $ Amount      % of Total      Properties             Properties
                                                     ---------------------------  -----------------       --------------
By Participating Features:
   Participating                                      11,785,471          16.8%         88.1%                  1.35x
   Non-Participating                                  58,207,852          83.2%         96.0%                  1.38x
                                                     ---------------------------  -----------------       --------------
     Total                                            69,993,323        100.00%         93.1%                  1.37x
                                                     ===========================  =================       ==============


By Year-Acquired:
   Pre-1998                                           19,314,798          27.6%         91.2%                  1.41x
   1998                                                8,387,834          12.0%         96.6%                  1.19x
   1999                                               11,243,952          16.1%         98.3%                  1.36x
   2000                                               23,829,697          34.0%         88.0%                  1.44x
   2001                                                7,217,043          10.3%           N/A                    N/A
                                                     ---------------------------  -----------------       --------------
     Total                                            69,993,323        100.00%         93.1%                  1.37x
                                                     ===========================  =================       ==============


By Entity:
   Charter Municipal Mortgage Acceptance               1,198,008           1.7%         95.4%                  1.00x
   CharterMac Holding Trust                            2,139,750           3.1%         89.8%                  1.56x
   CharterMac Equity Issuer Trust                     34,918,205          49.9%         95.9%                  1.32x
   CharterMac Origination Trust                        7,903,366          11.3%         95.1%                  1.43x
   CharterMac Owner Trust                             23,833,994          34.1%         90.7%                  1.37x
                                                     ---------------------------  -----------------       --------------
     Total                                            69,993,323         100.0%         93.1%                  1.37x
                                                     ===========================  =================       ==============



                                                              Page 14

[Graphic Omitted]
CHARTER/MAC                                                                                                      Second Quarter 2001
MUNICIPAL MORTGAGE                                                                                      Supplemental Analyst Package

                                               Year-to-Date June 30, 2001 Acquisitions
                                                             (unaudited)

                                                                                                                 Minimum
                                                                                       Month/        Face         Stated
                                                                                        Year       Amount of     Interest
                                      Location           Units       Bond Type        Acquired       Bond         Rate
                                    ---------------------------------------------------------------------------------------
Acquisitions:
  Stabilized Bonds:
    Draper Lane                     Silver Spring, MD       406     Subordinate        Feb-01      11,000,000       10.00%

                                                         -------                                  -------------------------
      Total Stabilized Bonds                                406                                    11,000,000       10.00%
                                                         =======                                  =========================

  Construction:
    Magnolia Arbors                 Covington, GA           250        LIHTC           Apr-01      12,500,000        7.50%
    Magnolia Arbors                 Covington, GA             *       Taxable          Apr-01       1,000,000        8.95%
    Bluffview                       Denton, TX              250        LIHTC           May-01      10,700,000        8.60%
    Knollwood Villas                Denton, TX              264        LIHTC           May-01      13,750,000        8.60%
    Chapel Ridge at Lowell          Lowell, AR              126        LIHTC           May-01       5,500,000        5.50%
    Belmont Heights Estates         Tampa, FL               201        LIHTC           Jun-01       7,850,000        8.15%
    Arbors at Creekside             Austin, TX              176        LIHTC           Jun-01       8,600,000        8.50%
    Midtown Square                  Columbus, GA            144        LIHTC           Jun-01       5,600,000        7.40%
    Midtown Square                  Columbus, GA              *       Taxable          Jun-01         235,000        8.95%

                                                         -------                                  -------------------------
      Total Construction Bonds                            1,411                                    65,735,000        7.97%
                                                         =======                                  =========================

  Rehabilitation:
    Sherwood Lake                   Tampa, FL               149         LIHTC          Apr-01       4,100,000        8.45%
    Oakwood Manor                   Little Rock, AR         200         LIHTC          Jun-01       5,010,000        8.50%
    Oakwood Manor                   Little Rock, AR           *         LIHTC          Jun-01         440,000        7.65%
    Oakwood Manor                   Little Rock, AR           *        Taxable         Jun-01         765,000        9.50%

                                                         -------                                  -------------------------
      Total Rehabilitation Bonds                            349                                    10,315,000        8.52%
                                                         =======                                  =========================

                                                         -------                                  -------------------------
Total Year-to-Date Acquisitions                           2,166                                    87,050,000        8.29%
                                                         =======                                  =========================



                                                              Page 15

[Graphic Omitted]
CHARTER/MAC                                                                                                      Second Quarter 2001
MUNICIPAL MORTGAGE                                                                                      Supplemental Analyst Package

                                                   Year-to-Date June 30, 2001 Repayments
                                                                (unaudited)

                                                                                  Minimum
                                                                                   Stated
                                                                       Month/     Interest  Face Amount  Net Book   Net     Net Gain
                                 Units    Location       Bond Type  Year Acquired   Rate     of Bond      Value   Proceeds   (Loss)
                                ----------------------------------------------------------------------------------------------------
Repayments:
  Stabilized:
    Greenway Manor                312 St. Louis, MO        80/20      Oct-86      8.50%  12,850,000  12,744,443  12,850,000  105,557
    Country Lake                  192 West Palm Beach, FL  80/20      Nov-99      6.00%   6,255,000   6,255,000   6,255,000      -
                                -----                                           ----------------------------------------------------
      Total Stabilized Bonds      312                                             7.68%  19,105,000  18,999,443  19,105,000  105,557
                                =====                                           ====================================================
  Construction:

    None                          -                                               0.00%         -           -           -         -
                                -----                                           ----------------------------------------------------
      Total Construction Bonds    -                                               0.00%         -           -           -         -
                                =====                                           ====================================================

  Rehabilitation:
    None                          -                                               0.00%         -           -           -         -
                                -----                                           ----------------------------------------------------
      Total Rehabilitation Bonds  -                                               0.00%         -           -           -         -
                                =====                                           ====================================================

                                -----                                           ----------------------------------------------------
Total Year-to-Date Repayments     312                                             7.68%  19,105,000  18,999,443  19,105,000  105,557
                                =====                                           ====================================================



                                                              Page 16

[Graphic Omitted]
CHARTER/MAC                                                                                                      Second Quarter 2001
MUNICIPAL MORTGAGE                                                                                      Supplemental Analyst Package

                                Construction and Rehabilitation Bond Status
                                                (unaudited)

                                                                                                    Minimum
                                                                              Month/                 Stated
                                                                              Year     Face Amount  Interest
                                      Units    Location           Bond Type  Acquired    of Bond      Rate
                                      -----------------------------------------------------------------------

Construction (includes tax-exempt and taxable construction bonds):
  Arbors at Creekside                   176    Austin, TX           LIHTC    Jun-01     8,600,000    8.50%
  Armstrong Farm                        168    Jeffersonville, IN   LIHTC    Oct-00     8,246,000    7.50%
  Bay Colony                            248    League City, TX      LIHTC    Aug-00    10,100,000    7.50%
  Belmont Heights Estates               201    Tampa, FL            LIHTC    Jun-01     7,850,000    8.15%
  Bluffview                             250    Denton, TX           LIHTC    May-01    10,700,000    8.60%
  Chandler Creek                        216    Round Rock, TX      501(c)3   Oct-00    15,850,000    8.50%
  Chandler Creek                          *    Round Rock, TX      501(c)3   Oct-00       350,000    9.75%
  Chapel Ridge at Claremore             104    Claremore, OK        LIHTC    Oct-00     4,100,000    7.50%
  Chapel Ridge at Lowell                126    Lowell, AR           LIHTC    May-01     5,500,000    5.50%
  Columbia at Bells Ferry               272    Cherokee Co., GA     LIHTC    Apr-00    13,000,000    7.40%
  Grace Townhomes                       112    Ennis, TX            LIHTC    May-00     5,225,600    7.50%
  Grandview Forest                       92    Durham, NC           LIHTC    Dec-00     5,483,907    8.50%
  Greenbridge at Buckingham             242    Richardson, TX      501(c)3   Nov-00    19,735,000    7.40%
  Greenbridge at Buckingham               *    Richardson, TX      501(c)3   Nov-00       350,000   10.00%
  Hidden Grove                          222    Miami, FL            LIHTC    Sep-00     8,600,000    7.40%
  Knollwood Villas                      264    Denton, TX           LIHTC    May-01    13,750,000    8.60%
  Lakemoor                              160    Durham, NC           LIHTC    Dec-99     9,000,000    7.25%
  Magnolia Arbors                       250    Covington, GA        LIHTC    Apr-01    12,500,000    7.50%
  Magnolia Arbors                       *      Covington, GA       Taxable   Apr-01     1,000,000    8.95%
  Midtown Square                        144    Columbus, GA         LIHTC    Jun-01     5,600,000    7.40%
  Midtown Square                        *      Columbus, GA        Taxable   Jun-01       235,000    8.95%
  Newark Commons                        220    New Castle, DE       LIHTC    May-00    14,300,000    7.30%
  Oaks at Hampton                       250    Dallas, TX           LIHTC    Apr-00     9,535,000    7.20%
  Oaks at Hampton                         *    Dallas, TX           LIHTC    Apr-00       525,000    9.00%
  Parks at Westmoreland                 250    DeSoto, TX           LIHTC    Jul-00     9,535,000    8.50%
  Parks at Westmoreland                   *    DeSoto, TX           LIHTC    Jul-00       455,000    9.00%
  Princess Anne House                   186    Virginia Beach, VA   LIHTC    Apr-00     7,500,000    7.50%
  Princess Anne House                     *    Virginia Beach, VA   LIHTC    Apr-00       125,000    9.50%
  Red Hill Villas                       168    Round Rock, TX       LIHTC    Dec-00     9,900,000    8.40%
  Red Hill Villas                         *    Round Rock, TX       LIHTC    Dec-00       400,000    9.50%
  Running Brook                         186    Miami, FL            LIHTC    Sep-00     8,495,000    7.40%
  San Marcos                            156    San Marcos, TX       LIHTC    May-00     7,231,000    7.38%
  Southwest Trails                      160    Austin, TX           LIHTC    Aug-00     6,500,000    7.35%
  Woods Edge                             97    Charlottesville, VA  LIHTC    Nov-00     4,850,000    7.80%
                                    -------                                         -------------------------
      Total Construction Bonds        4,920                                           245,126,507    7.75%
                                    =======                                         =========================



                                     Estimated     Estimated
                                    Completion    Stabilized  Letter of
                                       Date       Operations  Credit Put  % Occ.
                                    --------------------------------------------

Construction (includes tax-exempt and taxable construction bonds):
  Arbors at Creekside                 10/05/02      04/03/03      Yes       -
  Armstrong Farm                      12/15/01      07/01/02      Yes       -
  Bay Colony                          10/01/01      04/01/02      Yes       -
  Belmont Heights Estates             09/29/02      03/28/03      No        -
  Bluffview                           06/30/02      12/27/02      No        -
  Chandler Creek                      12/01/01      06/01/02      Yes       -
  Chandler Creek                          *             *         Yes       *
  Chapel Ridge at Claremore           10/01/01      04/01/02      Yes       -
  Chapel Ridge at Lowell                  closed in escrow        No        -
  Columbia at Bells Ferry             09/01/01      03/01/02      Yes     26.5%
  Grace Townhomes                     12/17/01      08/01/02      Yes       -
  Grandview Forest                    10/21/01      05/01/02      Yes       -
  Greenbridge at Buckingham           05/10/02      11/06/02      Yes       -
  Greenbridge at Buckingham              *             *          Yes       -
  Hidden Grove                        12/25/01      07/01/02      Yes       -
  Knollwood Villas                    06/30/02      12/27/02      No        -
  Lakemoor                            01/31/02      08/01/02      Yes       -
  Magnolia Arbors                     09/30/01      04/01/02      Yes       -
  Magnolia Arbors                         *             *         Yes       -
  Midtown Square                      10/06/02      04/04/03      Yes       -
  Midtown Square                          *             *         Yes       -
  Newark Commons                      08/20/01      02/01/02      Yes     25.0%
  Oaks at Hampton                     01/31/02      08/01/02      No        -
  Oaks at Hampton                         *             *         No        -
  Parks at Westmoreland               02/28/02      09/01/02      Yes       -
  Parks at Westmoreland                   *             *         Yes       -
  Princess Anne House                 01/30/02      08/01/02      Yes       -
  Princess Anne House                     *             *         Yes       -
  Red Hill Villas                     01/30/02      08/01/02      No        -
  Red Hill Villas                         *             *         No        -
  Running Brook                       11/30/01      06/01/02      Yes       -
  San Marcos                          12/01/01      06/01/02      Yes       -
  Southwest Trails                    01/25/02      08/01/02      Yes       -
  Woods Edge                          10/15/01      05/01/02      No        -





                                                              Page 17

[Graphic Omitted]
CHARTER/MAC                                                                                                      Second Quarter 2001
MUNICIPAL MORTGAGE                                                                                      Supplemental Analyst Package

                                  Construction and Rehabilitation Bond Status
                                                  (unaudited)

                                                                                                    Minimum
                                                                              Month/                 Stated
                                                                              Year     Face Amount  Interest
                                      Units    Location           Bond Type  Acquired    of Bond      Rate
                                      -----------------------------------------------------------------------

Rehabilitation (includes tax-exempt and taxable rehab bonds):
  Autumn Ridge                          192 San Marcos, CA          LIHTC    Aug-00     9,304,230    8.00%
  Barnaby Manor                         124 Washington, DC          LIHTC    Nov-99     4,500,000    7.38%
  King's Village                        313 Pasadena, CA            LIHTC    Jul-00    17,650,000    8.50%
  Millpond Village                      360 East Windsor, CT        LIHTC    Dec-00    14,300,000    8.55%
  Oakwood Manor                         200 Little Rock, AR         LIHTC    Jun-01     5,010,000    8.50%
  Oakwood Manor                           * Little Rock, AR         LIHTC    Jun-01       440,000    7.65%
  Oakwood Manor                           * Little Rock, AR        Taxable   Jun-01       765,000    9.50%
  Park Sequoia                           81 San Jose, CA            LIHTC    Oct-00     6,740,000    8.50%
  Sherwood Lake                         149 Tampa, Fl               LIHTC    Apr-01     4,100,000    8.45%
  South Congress                        172 Austin, TX              LIHTC    May-00     6,300,000    7.50%
  Village Green                           * Merced, CA              LIHTC    Aug-00       503,528    8.50%
  Village Green                         128 Merced, CA              LIHTC    Aug-00     3,078,000    8.50%
  Walnut Creek                            * Austin, TX              LIHTC    May-00       360,000    7.50%
  Walnut Creek                           98 Austin, TX              LIHTC    May-00     3,240,000    7.50%
  Walnut Park Plaza                     224 Philadelphia, PA        LIHTC    Apr-00     5,500,000    7.50%
                                    -------                                         -------------------------
      Total Rehabilitation Bonds      2,041                                            81,790,758    8.20%
                                    =======                                         =========================

                                    -------                                         -------------------------
Total Construction and Rehab Bonds    6,961                                           326,917,265    7.86%
                                    =======                                         =========================



                                     Estimated     Estimated
                                    Completion    Stabilized  Letter of
                                       Date       Operations  Credit Put  % Occ.
                                    --------------------------------------------

Rehabilitation (includes tax-exempt and taxable rehab bonds):
  Autumn Ridge                        10/01/01      02/01/02      No      96.9%
  Barnaby Manor                       08/01/01      12/01/01      Yes     64.5%
  King's Village                      10/01/01      02/01/02      No      86.6%
  Millpond Village                    11/01/01      11/01/01      No      86.4%
  Oakwood Manor                       07/01/02      07/01/01      Yes     95.4%
  Oakwood Manor                           *         12/01/01      No      66.7%
  Oakwood Manor                           *         11/01/01      No      91.9%
  Park Sequoia                        09/01/01          *         No      92.1%
  Sherwood Lake                       04/01/02      12/01/01      No        *
  South Congress                      09/01/01         .*         No      77.1%
  Village Green                       09/30/01      08/01/02      No       N/A
  Village Green                           *             *         No       N/A
  Walnut Creek                        09/01/01          *         No       N/A
  Walnut Creek                            *             *         No       N/A
  Walnut Park Plaza                   07/01/01      07/01/01      No      82.1%




                                                              Page 18

[Graphic Omitted]

                                                             Second Quarter 2001
CHARTER/MAC                                         Supplemental Analyst Package
MUNICIPAL MORTGAGE

--------------------------------------------------------------------------------
                              Reporting Definitions
--------------------------------------------------------------------------------

        CharterMac - means Charter Municipal Mortgage Acceptance Company and its consolidated subsidiaries.

501(c)3 Bonds - Revenue Bonds issued to finance low income multi-family projects and facilities owned by charities.

80/20 Properties - generally pre-1987 affordable housing bond properties for which there is a minimum set-aside of 20% of the property's units for renters at 80% or less of area median income.

Affordable Housing - CharterMac's revenue bond investments are generally collateralized by mortgages on affordable housing properties which are highly competitive and comparable to class B to class A multifamily properties.

Cash Available for Distribution ("CAD") - a primary measure of dividend paying ability. Differences between CAD and net income result from variations between GAAP and cash received.

CAD Payout Ratio - the ratio of dividends paid per share to CAD per share.

Completion Date - for construction or rehabilitation Revenue Bonds, the estimated date that such activity will be fully complete on the underlying mortgaged property.

Construction Bonds - Revenue Bonds acquired by CharterMac may have properties in construction as underlying collateral. Generally, such bonds are additionally secured by a construction letter of for the full bond face amount so that CharterMac assumes no construction risk.

CRA Convertible Preferred Shares ("CRA Shares") - means the Convertible Community Reinvestment Act Preferred Shares issued by CharterMac. These CRA shares have a preference with regard to an allocation of CRA credits available on CharterMac's revenue bonds. CRA shares are economically the same as common shares and dividends for both are the same with no preference in liquidation or dividend payment. For presentation purposes, both basic and diluted per share data include both common and CRA shares.

Dividend Yield - Current annualized dividend per share divided by the current market price. Currently, CharterMac's income is approximately 96% tax-exempt. The Tax Adjusted Dividend Yield, takes into account CharterMac's tax-exempt income and a 39.6% effective tax rate to compute a taxable equivalent yield.

Equity Market Capitalization - The total of common equity market capitalization (common and CRA shares at market price) plus the sum of all preferred shares at their liquidation preference totals.

Fair Value - the estimated fair market value of a Revenue Bond.

Fixed Charge Coverage - Net income plus GAAP interest expense plus minority interest in income of subsidiary plus preferred dividend distributions divided by GAAP interest expense plus minority interest in income of subsidiary plus preferred dividend distributions.

GAAP - Generally Accepted Accounting Principles in the United States.

Interest Expense, Fees and Minority Interest Coverage - Net income plus total GAAP interest expense, recurring fees related to the TOPs and minority interest in the income of subsidiary divided by total GAAP interest expense plus recurring fees related to the TOPs and minority interest in the income of subsidiary.

Lease-Up - Revenue Bonds whose underlying properties have completed construction/rehabilitation and have not achieved occupancy above 90% for three consecutive months. This lease-up definition may differ from the definition of stabilization in individual Bond Documents.

LIHTC - means the Low Income Housing Tax Credit pursuant to Section 42 of the Internal Revenue Code. LIHTC Revenue Bonds have the additional enhancement of such credits which should further mitigate credit risk and the potential for default. Minimum set-asides required by federal guidelines are 40% of the property's units for renters at 60% or less of area median income or 20% for renters at 50% or less of median income. In many localities, minimum set-asides exceed these limits. Most of CharterMac's recent originations are LIHTC revenue bonds.

Minority Interest - CharterMac securitzes a portion of its Revenue Bond portfolio through a subsidiary Trust. This collateralized securitization program, called TOPs, is recorded as minority interest in subsidiary.

Occupancy Date - for construction and rehabilitation Revenue Bonds, the estimated date of initial occupancy for the underlying mortgaged property.

Par Value - the face amount of a Revenue Bond.

per Share - both basic and diluted per share calculations include both common and CRA shares. The difference, if any, between basic and diluted shares is the dilutive effect of any stock options.

PFloats - a securitized debt program used by CharterMac to finance a portion of its bond acquisition activities.

Rehabilitation - Revenue Bonds acquired by CharterMac may have as mortgage collateral underlying properties undergoing extensive internal and/or external rehabilitation. In some cases, such bonds are additionally secured by a construction letter of credit for the full amount of the bond.

Revenue Bonds - primarily means a multifamily housing revenue bond secured by a first or second mortgage on a multifamily property.

Securitized Debt - CharterMac's debt is securitized by certain Revenue Bonds which are used as collateral. CharterMac's two debt programs are PFloats and TOPs.

Stabilized Operations - the date a newly constructed or rehabilitated property reaches stabilized occupancy, generally similar to market occupancy or above 90% for three consecutive months.

Start Date - the starting period for which construction or rehabilitation begins.

TOPs - a securitized debt program used by CharterMac to finance a portion of its bond acquisition activities.

Total Market Cap - Total Market Capitalization is the sum of CharterMac's equity market cap, preferred shares, minority interest in subsidiary and outstanding debt.

Underlying Properties - means the multifamily housing properties securing the Revenue Bonds and other investments owned by CharterMac.


                                   Page 19